[logo] PIONEER
       Investments(R)







                                                 November 30, 2001

VIA ELECTRONIC TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549

RE:      REGISTRANT                    SEC FILE NO.

Pioneer Fund                           2-25980
Pioneer Value Fund                     2-32773
Mioneer Mid-Cap Value Fund             33-34801
Pioneer International Value Fund       33-53746

Ladies and Gentlemen:

              Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, enclosed for electronic filing is a combined prospectus for the above referenced funds (as supplemented) used in connection with the offering and sale of shares of the funds in the Federal Republic of Germany and the Republic of Austria. The following documents are fair and accurate English translations of those published in the German language.

              If you have any questions concerning this filing, please contact me at (617) 422-4966 (collect).

                                                 Very truly yours,


                                                 /s/ Mark Pietkiewicz
                                                 Mark Pietkiewicz
                                                 Senior Legal Product Manager

Enclosures





Pioneer Investment Management, Inc.
60 State Street
Boston, MA  02109-1820



 "Member of the UniCredito Italiano Banking Group, Register of Banking Groups."

                                                                    June 1, 2001

            SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 2000 FOR THE
                     PIONEER FUNDS ESTABLISHED UNDER US LAW


The following supplements the information presented in the prospectus:

The Trustees of Pioneer International Growth Fund (the "fund") have approved a name change for the fund. Effective July 30, 2001, the fund's name will be Pioneer International Value Fund. The Trustees believe the new name more accurately reflects the fund's value approach to equity investing.














                                                                   10125-00-0501
                                             (c) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds

              SUPPLEMENT TO THE PROSPECTUS DATED NOVEMBER 2000 FOR
                   THE PIONEER FUNDS ESTABLISHED UNDER US LAW


NAME CHANGES

The following information supplements and / or replaces the information given in the prospectus:

1. Effective 10 January 2001, the name of the transfer agent for the Pioneer Funds established under US laws changed from "PIONEERING SERVICES CORPORATION" in "PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.".

2. The Trustees of PIONEER II (the "fund") have approved a name change for the fund. Effective April 2, 2001, the fund's name will be PIONEER VALUE FUND. The Trustees believe the new name more accurately reflects the fund's long-standing value approach to equity investing.



                                                                    2 April 2001

                                   PROSPECTUS
                  TO BE USED IN THE FEDERAL REPUBLIC OF GERMANY
                         AND IN THE REPUBLIC OF AUSTRIA




                                  PIONEER FUND

                                   PIONEER II

                           PIONEER MID-CAP VALUE FUND

                        PIONEER INTERNATIONAL GROWTH FUND





     Investment Funds launched under the law of the United States of America

                                  NOVEMBER 2000







                                 60 State Street
                                Boston, MA 02109
                                       USA

                                    TRUSTEES:

                               JOHN F. COGAN, JR.
                                  MARY K. BUSH
                              MARGARET B.W. GRAHAM
                             RICHARD H. EGDAHL, M.D.
                                JOHN W. KENDRICK
                               MARGUERITE A. PIRET
                                DAVID D. TRIPPLE
                                 STEPHEN K. WEST
                                  JOHN WINTHROP

                                   CUSTODIAN:
                          BROWN BROTHERS HARRIMAN & CO.
                                 40 Water Street
                              Boston, MA 02109, USA

                                    MANAGER:
                       PIONEER INVESTMENT MANAGEMENT, INC.
                                 60 State Street
                              Boston, MA 02109, USA

                                MAIN DISTRIBUTOR:
                         PIONEER FUNDS DISTRIBUTOR, INC.
                                 60 State Street
                              Boston, MA 02109, USA

                                 TRANSFER AGENT:
                         PIONEERING SERVICES CORPORATION
                                 60 State Street
                              Boston, MA 02109, USA

              SHAREHOLDER SERVICING AGENT FOR GERMANY AND AUSTRIA :
               Pioneer Management (Ireland) Limited, German branch
                            Hammerbrookstra(beta)e 5
                             20097 Hamburg, Germany

                            PAYING AGENT IN GERMANY:
                            VEREINS- UND WESTBANK AG
                                (BLZ 200 300 00)
                                  Alter Wall 22
                                  20457 Hamburg

                   PAYING AGENT AND REPRESENTATIVE IN AUSTRIA
                                 BANK AUSTRIA AG
                                   (BLZ 20151)
                                    Am Hof 2
                                A-1010 Vienna and
                             Vordere Zollamtsstr. 13
                                  A-1030 Vienna

                REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY
                          PIONEER FONDS MARKETING GMBH
                                    Platzl 4
                                  80331 Munich


                               PUBLIC ACCOUNTANTS:
                              ARTHUR ANDERSEN LLP.
                               225 Franklin Street
                        Boston, Massachusetts 02110, USA

PART A - GENERAL EXPLANATIONS..................................................8

INTRODUCTION...................................................................8

IMPORTANT INFORMATION..........................................................8

SHAREHOLDER SERVICING AGENT FOR GERMANY AND AUSTRIA............................9

INVESTMENT STYLE, INVESTMENT OBJECTIVES AND GENERAL RISKS OF THE PIONEER FUNDS.9

PERFORMANCE OF THE PIONEER FUNDS..............................................11

PURCHASE OF SHARES AND ACCOUNT-KEEPING........................................12

REDEMPTION OF SHARES..........................................................17

SYSTEMATIC WITHDRAWAL PLANS...................................................18

EXCHANGE PRIVILEGE............................................................19

DISTRIBUTION OPTIONS..........................................................20

INVESTMENT OF DIVIDENDS IN ANOTHER FUND.......................................20

FAX REQUESTS..................................................................20

PAYING AGENTS.................................................................20

STOCKBROKERS..................................................................21

THE MANAGEMENT OF THE PIONEER FUNDS...........................................22

VINCENT NAVE, ASSISTANT TREASURER.............................................24

MAIN DISTRIBUTOR..............................................................29

TRANSFER AGENT................................................................29

CUSTODIAN.....................................................................29

INDEPENDENT PUBLIC ACCOUNTS...................................................30

DISTRIBUTION SERVICE FEE......................................................30

COSTS FOR BUSINESS ACTIVITY OF THE PIONEER FUNDS..............................30

SHAREHOLDER EXPENSES..........................................................31

PUBLICATIONS..................................................................32

DIVIDENDS, DISTRIBUTIONS AND U.S. TAXATION....................................33

TAXATION IN THE FEDERAL REPUBLIC OF GERMANY...................................33

TAXATION IN THE REPUBLIC OF AUSTRIA...........................................34

SUPERVISION...................................................................35

JURISDICTION..................................................................36

RIGHT OF REVOCATION...........................................................36

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY.............................36

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA.....................................37

DESCRIPTION OF FUND SHARES....................................................37

NET ASSET VALUE AND DETERMINATION OF OFFERING PRICES..........................38

EXAMPLE OF COMPUTATION OF THE PUBLIC OFFERING PRICE...........................39

SELECTED DATA PER SHARE.......................................................39

PART B - FEATURES OF THE INDIVIDUAL PIONER FUNDS (INVESTMENT OPERATIONS,
INVESTMENT RESTRICTIONS, INVESTMENT RISKS)....................................43

I.    INVESTMENT RESTRICTIONS.................................................43

II.   INVESTMENT TRANSACTIONS AND INVESTMENT RISKS............................50

PART C - CONTRACTUAL PROVISIONS...............................................63

I.    GENERAL INFORMATION.....................................................63

II.   OFFERING PRICE..........................................................63

IV.   TRUSTEES AND MANAGEMENT.................................................64

V.    SHAREHOLDERS' MEETINGS..................................................64

VI.   REPURCHASE OF SHARES....................................................64

VII.  LIABILITY OF TRUSTEES...................................................64

VIII. INDEMNIFICATION OF SHAREHOLDERS FOR THIRD PARTY CLAIMS..................64

IX.   SAVINGS PLANS...........................................................64

X.    APPLICABLE LAW..........................................................64

XI.   TERMINATION OF THE PIONEER FUNDS........................................64

THIS PROSPECTUS IS INTENDED FOR INVESTORS IN THE FEDERAL REPUBLIC OF GERMANY AND THE REPUBLIC OF AUSTRIA ONLY. FOR INTERESTED SHAREHOLDERS RESIDENT IN SWITZERLAND A SEPARATE PROSPECTUS IS HELD AVAILABLE, WHICH CAN BE OBTAINED EITHER FROM THE SHAREHOLDER SERVICING AGENT PIONEER MANAGEMENT (IRELAND) LTD, GERMAN BRANCH, P.O. BOX 10 51 42, 20035 HAMBURG OR FROM BANQUE GENERAL DU LUXEMBOURG (SUISSE) S.A., RENNWEG 57, CH-8023 ZURICH.

PART A - GENERAL EXPLANATIONS

INTRODUCTION
PIONEER FUNDS
         This prospectus includes information on the Pioneer Fund, Pioneer II, Pioneer Mid-Cap Value Fund and Pioneer International Growth Fund (the "Pioneer Funds") launched under the laws of the United States of America.

         The Pioneer Funds are supervised by independent Boards of Trustees which have transferred certain services such as investment management to companies of the Pioneer group.
         Before investing, an investor should know the information contained in this prospectus. Please read the following pages carefully and retain the prospectus together with the other documents handed over to you.

PIONEER GLOBAL ASSET MANAGEMENT
         Pioneer Investment Management, Inc. ("Pioneer") is part of Pioneer Global Asset Management, the asset management subsidiary of UniCredito
Italiano S.p.A., one of the largest banking groups in Italy. Pioneer Global Asset Management provides investment management and financial services to mutual funds, institutional and other clients. As of October 25, 2000, Pioneer Global Asset Management has over USD 100 billion in assets under management worldwide, including over USD 23 billion in assets under management by Pioneer.


IMPORTANT INFORMATION
         The German wording of the prospectus, the contractual conditions and all other documents and publications of the Pioneer Funds shall apply for your legal relations with the Pioneer Funds.
         The purchase of shares in the fund is always effected on the basis of the prospectus valid at the time of purchase. Before making additional purchases, investors should ask about the valid prospectus.
         The latest annual reports, which must not be older than 16 months (Federal Republic of Germany) or respectively 12 months (Republic of Austria) shall be provided with the prospectus. If the date of the annual report is more than 8 months (Federal Republic of Germany) respectively 9 month (Republic of Austria) ago, the respective semi-annual report shall be provided as well.
         In Germany and Austria only Class A shares in the Pioneer Funds can be obtained, which are described in this prospectus. In the U.S. the Pioneer Funds also issue Class B and Class C shares which essentially differ from Class A shares by being issued without an initial sales charge but incurring a higher distribution fee and possibly a deferred sales charge. Therefore, all information contained in this prospectus refers to Class A shares of the Pioneer Funds unless expressly stated otherwise.
         The Pioneer group also offers different investment funds launched under Irish and Luxembourg law. The conditions regarding the purchase of shares in these Irish and Luxembourg Pioneer funds as well as detailed information on their investment objectives are contained in separate prospectuses, which can be obtained from Pioneer Fonds Marketing GmbH.

         NOBODY IS AUTHORIZED TO PROVIDE INFORMATION OR MAKE STATEMENTS WITH REGARD TO THE PIONEER FUNDS WHICH ARE NOT CONTAINED IN THIS PROSPECTUS AND THE FINANCIAL REPORTS ATTACHED TO IT OR IN OTHER DOCUMENTS ISSUED BY CORPORATIONS OF THE PIONEER GROUP. EVERY PURCHASE OF FUND SHARES A PERSON MAY UNDERTAKE ON THE BASIS OF STATEMENTS OR PARTICULARS WHICH ARE NOT CONTAINED IN THE AFOREMENTIONED DOCUMENTS OR WHICH DEVIATE FROM THEIR CONTENTS IS EFFECTED SOLELY AT THE RISK OF THE BUYER.
         Those persons engaged in the distribution of fund shares (distribution agents) are not entitled to accept monies on behalf of the Pioneer Funds.

SHAREHOLDER SERVICING AGENT FOR GERMANY AND AUSTRIA

         For shareholders with residence in Germany and Austria the following company acts as shareholder servicing agent for the purpose of simplifying the communication with the Pioneer funds:

         Pioneer Management (Ireland) Limited
         German branch
         P.O. Box 10 51 42
         20035 Hamburg
         Germany

         phone:  +49-(0)40 - 538 917-0
         fax:    +49-(0)40 - 538 917-24

         toll free phone and fax numbers
                 Germany                 Austria
         phone   0800-082 08 68          0800-29 76 57
         fax     0800-082 08 73          0800-29 14 76

         Any inquiries and orders formulated in German may be addressed to the shareholder servicing agent. Under normal circumstances the orders received by Pioneer Management (Ireland) Limited, German branch on a German banking day prior to 17:00 hours will be passed on to the transfer agent of the Pioneer Funds in Boston on the same day.
         For the sake of form it is indicated that the representatives are also authorized to receive deliveries addressed to the Pioneer Funds.

INVESTMENT STYLE, INVESTMENT OBJECTIVES AND GENERAL RISKS OF THE PIONEER FUNDS

INVESTMENT STYLE OF THE PIONEER FUNDS
Pioneer uses a basic value approach to select the fund's investments. Using this investment style, Pioneer seeks to select and purchase securities which are offered at reasonable prices or substantial discounts to their underlying values in order to hold these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings and revenue growth. In making that assessment, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer also considers a security's potential to provide reasonable amount of income. Pioneer relies on the knowledge, experience and judgement of its portfolio managers who have access to a wide variety of research possibilities. Pioneer focuses on the quality and price of individual issuers, not on entire economic sectors.

         Pioneer does also not pursue any strategies aiming at early market entry ("market timing"). When selecting securities Pioneer looks, among others, for some of the following features, which can be evaluated differently:
- average potential for earnings and revenue growth
- Favorable expected returns relative to perceived risk
- Management with demonstrated ability and commitment to the company
- Low market valuations relative to earnings forecasts, book value, cash flow and sales
- "Turnaround" potential for companies that have been through difficult periods
- Good prospects for dividend growth
- Estimated private market value in comparison with the current stock price. Private market value is the price an independent investor would pay to own the entire company
- Low debt levels relative to equity
- Strong fundamentals of issuer's industry
         In theory the Pioneer Funds are allowed to hold up to 100% of their assets in bank deposits but will avoid doing so because of their investment objectives. The Pioneer Funds may also acquire securities which are not admitted for trade on stock exchanges.
         The investment objectives and strategies of the individual Pioneer Funds will be described below.

INVESTMENT OBJECTIVES OF THE FUNDS

PIONEER FUND
INVESTMENT OBJECTIVE- REGULAR INCOME AND CAPITAL GROWTH
         The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of US issuers. For purposes of the fund's investment policies, equity securities include common and preferred stocks, depositary receipts and convertible debt securities. Although the fund focuses on securities that have paid dividends or interests in the preceding 12 months, it may also purchase and hold securities that do not provide income if the fund expects them to increase in value.

PIONEER II
INVESTMENT OBJECTIVE - CAPITAL GROWTH AND REGULAR INCOME
The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment strategy, equity securities include common and preferred stocks and convertible debt securities. Although the fund focuses on securities that have paid a dividend or interest within the preceding 12 months, it may also purchase or hold securities that do not provide income if the fund expects them to increase in value. The foregoing policies are fundamental and may not be changed without shareholder approval.

PIONEER MID-CAP VALUE FUND
INVESTMENT OBJECTIVE - CAPITAL APPRECIATION BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SECURITIES CONSISTING PRIMARILY OF COMMON STOCKS

Normally, the fund invests at least 80% of its total assets in common stocks of U.S. companies. The fund focuses its investments in common stocks of mid-size companies, that is companies with market value within the range of market values of issuers included in Standard & Poor's MidCap 400 Index. Normally, the fund invests at least 65% of its total assets in the securities of mid-size companies. On December 31, 1999 the market value of companies in the index varied from approximately USD 165 million to over USD 37 billion. The fund considers securities that trade like common stock, such as convertible debt securities, depositary receipts, warrants and preferred stocks, to be common stocks

PIONEER INTERNATIONAL GROWTH FUND
INVESTMENT OBJECTIVE - LONG-TERM CAPITAL GROWTH
The fund invests primarily in common stocks and other equity securities of non-U.S. issuers. Normally, the fund invests at least 80% of its total assets in these securities. These companies may be located in both developed and emerging markets. Generally, the fund's investments in any country are limited to 25% or less of its total assets (at the time of the investment). However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the currencies of those countries. The fund may invest in other equity securities including preferred stocks, depositary receipts, convertible debt securities, warrants, rights and other equity interests. The fund will make use of certain investment techniques in order to hedge against foreign currency exchange risks as well as other risks in relation to its investments.

GENERAL RISKS OF INVESTING IN THE PIONEER FUNDS
         SHARES HELD IN THE PIONEER FUNDS DO NOT CONSTITUTE BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURANCE FACILITIES IN ANY FEDERAL STATE OF THE UNITED STATES OR IN THE FEDERAL REPUBLIC OF GERMANY OR THE REPUBLIC OF AUSTRIA.
         Fund shares represent an investor's interest in shares in the assets of an investment fund where investors' monies are pooled for being invested in different assets - with respect to the Pioneer Funds in securities - according to the principle of risk diversification and for being professionally managed by the manager of the fund.
         Although the Funds pursue capital growth and regular income within the limits of their investment objectives you may suffer a loss or earn less than by investing in other shares as the value of your shares in the respective fund is subject to the fluctuations on stock exchanges. But it may also be the case that the securities of the fund's portfolio rest undervalued or do not have the initially expected growth potential.
         THE BANK DEPOSITS HELD BY THE PIONEER FUNDS WITH THE CUSTODIAN BANK ARE INSURED DEPENDING UPON THE NATURE OF THE ACCOUNT OF EACH FUND UP TO AN AMOUNT OF USD 100,000 BY THE FDIC. THE PIONEER FUNDS MAINTAIN BOTH SECURED AND UNSECURED BANK DEPOSITS.
         In comparison with fixed-term deposit investments you will run an economic risk and the value of your fund account may be above or below the purchase price of the share at the time of redemption.
         In addition you should consider that the exchange rate of the US dollar in relation to the DEM and the ATS fluctuated greatly in the past and that it could therefore effect appreciably the Fund returns in the investor's home currency. As part of the European Monetary Union the DEM and the ATS have been absorbed by the Euro since January 1, 1999. Future developments of the exchange rates of US dollar and Euro are uncertain.
         The Pioneer Funds address to investors who are able to run these risks. In any case interested investors should consult an independent financial adviser.

PERFORMANCE OF THE PIONEER FUNDS
THE FUNDS PERFORMANCE
         The performance of the Pioneer Funds varies from year to year. The following chart shows the performance expressed in per cent and refers to the relevant calendar year as of December, 31.

The calculation was effected on the basis of US dollar and does not take into account any sales charges paid at the time of purchase of the fund shares. The funds past performance does not indicate how they will perform in the future.


                                  1990    1991    1992    1993    1994    1995   1996    1997    1998    1999
Pioneer Fund                    - 10,52   22,77   13,60   14,23   -0,57  26,64   19,70   38,47   29,09   15,54
Pioneer II                      -12,03    25,75    9,37   18,91   -1,73  27,15   21,99   23,70   -7,99    1,61
Pioneer Mid-Cap Value Fund                37,04   29,01   16,70   14,83  30,73   11,66   17,45   -4,71   12,60
(formerly Pioneer Capital
Growth Fund)
Pioneer International Growth                                      -5,39   7,54   11,31    5,75   -6,24   41,80
Fund


COMPARISON OF THE AVERAGE ANNUAL RETURNS WITH THE STATED INDEX
         The following table shows the average annual total returns of the funds for the relevant periods and compares these returns to the returns of the stated index. Unlike the funds, the index is not managed and does not incur expenses. The figures in the table reflect sales charges and assume that any distribution was reinvested respectively and that the fund shares were given back at the end of the period as of December 31, 1998.

                                    1 YEAR          5 YEARS        10 YEARS    SINCE INCEPTION INCEPTION DATE
Pioneer Fund                          8,98           24,16          15,38           13,44        13.02.1928
S&P 500 Index(1)                     20,99           28,49          18,17           11,03
Lipper Index(2)                      13,71           21,35          14,43            n/a
Pioneer II                           -4,22           11,08           9,11           13,66        30.09.1969
S&P 500 Index                        20,99           28,49          18,17           13,60
Lipper Index                         13,78           21,34          14,42           12,17
Pioneer Mid-Cap Value Fund            6,13           11,63            -             13,67        25.07.1990
(formerly Pioneer Capital
Growth Fund)
S&P 500 Index                        20,99           28,49            -             19,00
Lipper Index                         29,24           25,00            -             17,15
Pioneer International Growth         41,80           10,97            -             14,69        25.03.1993
Fund
MSCI EAFE Index(3)                   26,96           12,83            -             13,37
MSCI AC World Free ex USA            27,93           13,09            -             13,48(4)
Index(3)

(1) The Standard & Poor's 500 Index is a generally recognized index measuring the performance of 500 companies whose stocks are widely spread. Unlike the fund, the index is not managed and does not incur expenses.
(2) The Lipper Index is a measure of the investment performance of mutual funds with a growth investment objective.
(3)  The MSCI Index [Morgan Stanley Capital International (MSCI EAFE
     (Europe, Australasia, Far East) Index] and the MSCI AC (AllCountry)
     World Free ex USA Index are generally recognized, weighted index measuring the performance of companies whose stocks are traded in securities markets outside the U.S.. Pioneer International Growth Fund has changed its benchmark towards the MSCI AC World Free ex USA Index, because this broader index better reflects the fund's investments.
     Unlike the fund, the indices are not managed and do not incur expenses.
(4)  related to the date of the index' inception (31.03.1993)

PURCHASE OF SHARES AND ACCOUNT-KEEPING
OFFERING PRICE
         Shares in the Pioneer Funds may only be purchased at the relevant valid offering price. The offering price represents the net asset value per share in the Pioneer fund chosen by you plus an initial sales charge.

         Shares are issued at the net asset value per share (plus initial sales charge) calculated by the transfer agent on the day following the day payment attributable to a fund account was received.

GRADUATION OF SALES CHARGES
         The amount of sales charge depends on the amount invested and is contained in the following table.

 AMOUNT OF THE CAPITAL INVESTED                          SALES CHARGES EXPRESSED IN PER CENT OF THE

                                                        OFFERING PRICE(1)          NET FIXED ASSETS (2)
 less than USD 50,000                                        5.75 %                       6.10 %

 more than USD 50,000, but less than
 USD 100,000                                                 4.50 %                       4.71 %

 more than USD 100,000, but less than
 USD 250.000                                                 3.50 %                       3.63 %

 more USD 250.000, but less than
 USD 500.000                                                 2.50 %                       2.56 %

 USD 500.000, but less than
 USD 1.000.000                                               2.00 %                       2.04 %

 USD 1.000.000 or more                                        0.00%                        0.00%

(1) will be deducted from the investment
(2) will be added to the net asset value

         Currently, no sales charge is payable on investments of USD1,000,000 or more, but for such investments a contingent deferred sales charge of 1% is imposed in the event of certain redemption transactions within one year of purchase. See "Redemption of Shares - Deferred sales charge".


QUALIFICATION FOR A REDUCED SALES CHARGES

CUMULATIVE QUANTITY DISCOUNT
         If you or your spouse or your children under 21 already own or are purchasing shares of a Pioneer fund at the same time and you notify Pioneer Management (Ireland) Limited, German branch, of this circumstance in time, the sales charge payable when purchasing the shares depends on the total value (at the current offering price) of the shares already owned by the above mentioned persons or purchased at the same time. This may result in a reduced sales charge.
         For example an investor who invested USD 5,000 in one Pioneer fund and already holds shares in other Pioneer Funds amounting to 50,000 as well would only pay a sales charge of 4.50% of the offering price of the newly purchased shares.
         The Pioneer Funds do also offer so called group plans issuing shares at a lower sales charge or without any sales charge. Such plans require that certain organizations are willing to recommend the Pioneer Funds to their members, to enable the Pioneer Funds to advertise within the organization or to promote the sale of fund shares to their members in some other way. Besides fund shares may be purchased at charges differing from the table via institutions such as insurance companies which include the fund shares in their range of financial products (for example fund-related life insurance, fund of funds). Further information on this subject can be obtained from Pioneer Fonds Marketing GmbH.
         The Pioneer Funds reserve the right to cease to offer reduced sales charges at any time.

LETTER OF INTENT
         You can also use a letter of intent to qualify for reduced sales charges.
         With this letter you confirm your intention to purchase and hold shares amounting to USD 50,000 or more (excluding any reinvestments of dividends and capital gains distributions) within a period of 13 months.
         Then you will only be charged of such sales charge that would be applicable if you had purchased all shares which are purchased during such 13-month period all at once.
         If, for example, your letter of intent provides for the purchase of shares amounting to USD 50,000 within a period of 13 months, you will have to pay a sales charge of 4,50% for all purchases made within that period.
         A purchase not made pursuant to a letter of intent, may be included at some future date if the letter of intent is submitted within 90 days of such purchase. Shareholders may also include the value (at the current offering price) of all of their shares in the Pioneer Funds as of the date of the letter of intent as a credit towards determining the reduced sales charge.
         If the amount of shares purchased during the 13-month period exceeds the amount indicated in your letter of intent and if the total (less redemptions, if any) qualifies for a further quantity discount, all share transactions will be recalculated on the expiration date of the letter of intent. The difference in the sales charge resulting from such recalculation will be credited to you either by transfer or by check respectively or by investment in additional shares at the lower sales charge.
         A letter of intent is not a binding obligation upon the investor to purchase, or the Pioneer Funds to sell the shares in full at the amount indicated. But if you do not pay the stated investment amount during this 13-month period, an adjustment in the sales charge will be made.
         The letter of intent authorizes Pioneering Services Corporation to escrow shares of 5% of the investment amount stated in the letter of intent in order to insure the payment of a possible deferred sales charge. If an adjustment in the sales charge has to be made, Pioneering Services Corporation may use the shares held in escrow in order to settle the payment claim. Excess proceeds, if any, will be paid to you.
         The Pioneer Funds reserve the right to cease to offer reduced sales charges at any time.

PURCHASE OF SHARES WITHOUT SALES CHARGE
PURCHASE BY CERTAIN PERSONS
         Shares in the Pioneer Funds may be purchased at net asset value per share without any sales charge by:
- current or former trustees and officers of the Pioneer Funds;
- current or former partners and employees of legal counsel to the Pioneer
  Funds;
- current or former directors, officers, employees or sales representatives of Pioneer Investment Management (USA), Inc. and its affiliates;
- current of former directors, officers, employees or sales
  representatives of investment advisory companies or former investment advisers of each Pioneer Fund for which Pioneer serves as manager;
- current or former officers, partners, employees or registered representatives of broker-dealers having entered into sales agreements with Pioneer Funds Distributor, Inc.;
- members of the immediate families of any of the persons above;
- any trust, trustee or other benefit plan for the foregoing persons;
- insurance companies and

- certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by the Pioneer Funds
  Distributor, Inc.
- other funds and accounts for which Pioneer or any of its affiliates serves as manager or investment adviser and
- certain open-ended investment funds in connection with reorganization;
- certain retirement plans launched in the U.S.
  The shares purchased without any sales charge may only be redeemed to the Pioneer Funds and may not be transferred or sold to other persons. The privilege of purchase without sales charge is attached to the condition that you inform Pioneer Funds Distributor, Inc. in writing that you are entitled to this privilege.
         The Pioneer Funds reserve the right to cease to offer reduced sales charges at any time.

REINSTATEMENT PRIVILEGE
         If you redeem all or part of your shares in one Pioneer fund, you may reinvest all or part of the redemption proceeds without a sales charge in shares of this fund if you send a written request to Pioneer Management (Ireland) Limited, German branch not more than 90 days after your shares were redeemed and make the respective payment.
         The redemption proceeds or the portion determined by you will then be reinvested at the net asset value of the shares in the Pioneer Funds which is calculated immediately after receipt of your relevant redemption and your written request for reinvestment.
         Subject to the provisions outlined under "Exchange privilege", you may also reinvest in shares of any other Pioneer Funds. The 90-day reinvestment period may be extended by Pioneer Fund Distributors, Inc. for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.
         The Pioneer Funds reserve the right to cancel or change the reinstatement privileges at any time.

MAKING A FIRST PURCHASE OF SHARES
         If you intend to purchase shares in any Pioneer fund, you will have to properly execute and sign a purchase request and forward it via Pioneer Management (Ireland) Limited, German branch, in Hamburg to the transfer agent of the Pioneer Funds. In addition, you will have to make the payment for your investment by transferring the amount to one of the paying agent accounts (or by choosing one of the other options for payment described below).
         The recommended minimum investment amount of a first investment is DEM 5,000/ATS 35,000/EUR 2,500.
         Provided that a duly executed subscription form has been received by Pioneer Management (Ireland) Ltd., German branch, immediately after receipt of the investment amount at the transfer agent of the Pioneer Funds the purchased fund shares will be credited to the fund account opened for you. A statement of account will then be provided to you informing you of the number of purchased shares and the offering price. It is drawn to your attention that the Pioneer Funds may refuse to accept purchase requests in their absolute discretion.
         Share certificates will only be issued upon request and may be subject to an additional fee.
         Please use the transfer slips attached to the purchase requests.

MAKING ADDITIONAL PURCHASES OF SHARES
         If you already dispose of a fund account and intend to make a further investment, it will generally not be necessary to submit a further purchase request. By indicating the number of your existing fund account you may simply transfer the investment amount to the paying agent in your country. When assigning the investment amounts Pioneer will only consider the number of fund account you stated.

         Please take into consideration that every purchase of fund shares will be effected on the basis of the prospectus valid for the relevant fund and for which you should ask before making your investment.

AUTOMATIC INVESTMENT PLAN
         The automatic investment plan provides you with regular purchases of shares each month or quarter. The plan offers an ideal method for providing the advantages of "investment cost averaging". You may elect to enter the automatic subscription plan when you complete your purchase request or by writing to the shareholder servicing agent. If you elect an automatic investment plan, the Pioneer Management (Ireland) Limited, German branch, through the paying agent, will withdraw the designated amount of money from your account to purchase shares at the designated interval. At any time, investors may change the frequency or amount of the periodic investments according to the stated intervals. The minimum rate of the investment plan is outlined in the purchase request. The sales charge will always be levied on the amount actually paid in. No advance charge of cost will be levied.
         With regard to payment transactions fees charged in line with banking practice will be deducted from the amount invested.
         TO AVOID PAYING RETURN FEES, INVESTORS WHO WISH TO CANCEL THEIR INVESTMENT PLANS SHOULD CONTACT THE SHAREHOLDER SERVICING AGENT AT LEAST FIFTEEN DAYS PRIOR TO THE EFFECTIVE DATE OF THE CANCELLATION.

ACCOUNTING
         The shareholder account may be opened in the form of an individual account or a joint account. When opening a joint account, please elect on the purchase request whether you wish to grant each other single power of disposal or whether you wish to give instructions only jointly. If you do not make a choice in the purchase request, only joint instructions will be accepted by the fund.

JOINT ACCOUNT WITH JOINT POWER OF DISPOSAL
         In the case of a joint account with joint power of disposal, instructions may be given only with the signature of both account holders. For practical purposes, telephone instructions with respect to accounts that require joint instructions are not accepted.

JOINT ACCOUNT WITH SINGLE RIGHT OF DISPOSAL
         In the case of a joint account with single right of disposal, one shareholder alone may give without the signature and approval of the other shareholder any instructions including the closing out of the account - even to his/her sole favor. The fund has no obligation to inform the other account holder prior to the implementation of such instructions. Investors should therefore be aware of the risks involved with the single power of disposal. Please note that the single right of disposal may only be revoked by a joint written instruction.
         By granting each other single power of disposal, you also agree to transfer the account by way of gift to the surviving shareholder in the case of death. However, the surviving shareholder has no right to the transfer if the fund refuses the transfer because the heir(s) revoke(s) the instruction passed by the deceased shareholder. For this reason you should take relevant precautions in your testament.

CASE OF DEATH
         In order to clarify execution authority in cases of death, the fund may request the certificate of inheritance, letters testamentary or other necessary documents. The fund may - but has no obligation to - waive the submission of a certificate of inheritance and letters testamentary if he receives an original or witnessed copy of the testamentary disposition (testament, contract of inheritance) together with the associated minutes of opening. The fund may regard as authorized the person designated therein as the heir or executor, permit him to dispose, and in particular may make payments to him with discharging effect. This does not apply if it is known to the fund that the person named therein is not authorized for disposition, or if the fund has not become aware of this because of gross negligence.

CLOSING OUT OF SMALL FUND ACCOUNTS
         If you hold shares in a fund account with a value of less than USD 500 due to redemptions or exchanges of shares, the Pioneer fund concerned may repurchase the shares still held in this account at the net asset value, and close out the account if you fail to increase the value to at least USD500 within 6 months after having been informed of the intended closing out of the account.

DUTY TO COOPERATE ON THE PART OF THE SHAREHOLDER
         To facilitate the orderly handling of the shareholder's account, it is necessary that the shareholder immediately reports any change in his name or address, as well as any other changes involving the fund account to Pioneer Management (Ireland) Limited, German branch. Applications of any kind shall unambiguously reveal their intentions. Unclear formulated applications may result in wrong entries or additional inquiries, which may lead to delays the applicant is responsible for.
         Each shareholder shall examine without undue delay the accuracy and completeness of the account extracts, any notification regarding the execution of applications, and information on expected payments and shall thereupon immediately raise objections, if any. This also applies to the failure to confirm the handling of transactions ordered by the shareholder.

REDEMPTION OF SHARES
         Under usual circumstances, as shareholder you have the right to redeem your shares at the net asset value at any time and without being subject to a CDSC.
         German and Austrian investors should send their requests for redemption to the shareholder servicing agent Pioneering Management (Ireland) Limited, German branch, who will forward them to the transfer agent. Requests for redemption may also be sent directly to Pioneering Services Corporation ("PSC") or to the representatives for being passed on to PSC. Please note, that redemption requests in writing must be in "good order". If you hold certificates, these must be submitted "in good order" as well.
         Shareholders who have their shares managed by a bank or another duly authorized institution must handle the redemption through such bank/institution.
         "In good order" means that the request for redemption and/or the certificates must be signed and endorsed by the registered owner(s) exactly as the shares are registered and that the signature(s) must be confirmed by a bank. In addition, in some cases (involving fiduciary or corporate transactions), being in "good order" may require the furnishing of additional documents.
         Signature confirmations may be waived for redemption requests of USD 100,000 or less, provided that the registered holder executes the redemption request, the payment is directed to the registered shareholder at the registered address or account and the address was not changed in the prior 30 days. Normally, payment will be made within seven days after receipt of these documents. The Pioneer Funds reserve the right to withhold payment until checks received as payment for shares purchased have cleared, which could take up to about 15 days from the purchase date.
         As a rule, the Pioneer Funds' practice will be to redeem shares at the net asset value per share of the respective Pioneer fund next calculated after receipt of the proper redemption request by Pioneering Services Corporation. If the redemption request is received by Pioneer Management (Ireland) Limited, German branch in Hamburg prior to 5:00 p.m. Central European time on a bank business day in Germany, it will be calculated at the net asset value determined on this day (provided this day is not a public holiday in the U.S.).
         Payment of the redemption proceeds is normally made by bank transfer to the bank account of the shareholder or by posting a check denominated in USD to the shareholder. The instructions for the bank transfer will be given or, as the case may be, the check will be posted within 7 days from the day PSC has received the respective redemption request (if applicable together with the certificate) in good order.
         With respect to the payment via bank-transfer it should be noted that because of differences in the duration of the processing of bank-transfers the redemption proceeds may be credited to your bank-account after the 7 day period has expired and that the necessary conversion from USD to DEM, ATS or EUR may result in exchange losses.
         In the event that a shareholder requests payment by check, Pioneer is not liable for any losses resulting from either delays in postal delivery or delays due to the necessity to re-send a check that was lost in the course of mail.
         The net asset value per share received upon repurchase may be more or less than the price the investor paid for the shares, depending upon the market value of the assets of the relevant fund at the time of repurchase.

SUSPENDING THE REDEMPTION OF SHARES
         Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the New York Stock Exchange is closed or trading on the Stock Exchange is restricted; an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Pioneer Funds to fairly determine the value of the net assets of its portfolio; or the Securities and Exchange Commission, by order, so permits.

CONTINGENT DEFERRED SALES CHARGES
         Share purchases in the Funds of the equivalent of USD1,000,000 or more are currently not subject to a sales charge. However, such purchases may be subject to a contingent deferred sales charge in the event of a share redemption within 12 months following the share purchase. This contingent deferred sales charge amounts to 1% of the value of the shares redeemed (exclusive of reinvested dividend and capital gains distributions) or the offering price of such shares at the time of purchase, depending on which amount is lower. Shares subject to contingent deferred sales charges which are exchanged into another Pioneer fund will continue to be subject to contingent deferred sales charges until the original 12-month period expires.

SYSTEMATIC WITHDRAWAL PLANS
         The systematic withdrawal plan is designed to provide a convenient method of receiving payments fixed in advance at regular intervals from selling fund shares
         When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a monthly, quarterly, semi-annually or annually basis in the equivalent designated by you when establishing the systematic withdrawal plan and will either send the proceeds by USD check to you, or any person designated by you or deposit them into a bank account designated by you in DEM, ATS or EUR.
         In order to establish the systematic withdrawal plan with periodic payments of at least USD 50, you need to dispose of or open a fund account having a total value of not less than USD 10,000. In addition, as far as the fund account is concerned you have to make sure that dividends and capital gains distributions will be reinvested.
         Designation of another person to receive checks or any changes in your address after your account is opened requires an acceptable signature confirmation of this action.

         Systematic withdrawal plan payments are made on the 18th of each month. To the extent that sales within the limits of the systematic withdrawal plan exceed dividend and capital gains distributions of shares, such periodic payments will reduce the number initially deposited in the fund account. If you purchase shares while maintaining a withdrawal plan, you consequently will have to pay unnecessary sales charges.
         The systematic withdrawal plan may be terminated at any time (1) by written notice to the shareholders servicing agent or PSC or from PSC to the shareholder; (2) upon receipt by the shareholders servicing agent or PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the plan have been sold.

EXCHANGE PRIVILEGE
         You may exchange your shares in a Pioneer fund at net asset value without a sales charge, for shares of another Pioneer fund, provided you have acquired your shares directly and paid the applicable sales charge. Exchange requests must be made in writing.
         In the event that the exchange results in an initial investment in another Pioneer Fund or sub-fund, the requirements for opening a new account (minimum investment amount, information/ documentation) must be observed and, if applicable, a respective subscription form has to be completed in order to open such investment account.
         Exchanges must be at least USD1,000.
         However, exchanges with a value of USD 25,000 or more are restricted to four transactions in each calendar year.
         This exchange limitation is intended to discourage short-term trading in fund shares, as short-term trading can increase the expenses incurred by the fund and make portfolio management less effective.
         In determining whether the exchange limit has been reached, Pioneer may aggregate a series of exchanges (each valued less than USD 25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.
         The exchange limitation does not apply to automatic exchange transactions described below, to accounts that have a written exchange agreement with the distributor and in some cases to transactions made through an omnibus account for fund shares.
         If an exchange request is received by Pioneering Services Corporation on a bank business day in the U.S. prior to 4:00 p.m. Boston time, the exchange usually will occur on that day. This requires that the written exchange request is received by Pioneer Management (Ireland) Limited, German branch, Hamburg, in "good order" prior to 5:00 p.m. Central European time on a bank business day in Germany. If the exchange request is received after 4:00 p.m. Boston time or 5:00 p.m. Central European time respectively, the exchange will usually occur on the following business day.
         You should consider the different investment objectives and policies of the Pioneer Funds, as described in this prospectus, before making any exchange. For tax purposes, an exchange represents a sale of the shares exchanged and a purchase of shares in another fund. Therefore, an exchange could result in a taxable capital gain on the shares sold if purchase and sale of the shares lie between the speculative period applicable to your country.
         The Funds reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or the frequency of exchanges to prevent abuse of the exchange privilege. Abuses include frequent trading in response to short-term market fluctuations and a pattern of trading that appears to be the attempt to "time the market". In addition, the Funds reserve the right, at any time without notice, to charge a fee for exchanges or to modify limit or suspend the exchange privilege. The Funds will provide 60 days' notice of material amendments to or termination of the privilege.

AUTOMATIC EXCHANGE:
         You may automatically exchange shares from one fund account to another fund account on a regular schedule, either monthly or quarterly. The accounts must have identical registrations and the originating account must have a minimum balance of USD5,000. The exchange will occur on the 18th day of each month.

DISTRIBUTION OPTIONS
         Unless you indicate another option on your account application, dividend and capital gain distributions, if any, will be automatically invested in additional shares of the relevant Pioneer fund at the applicable net asset value per share.
         There are two further options as well: (a) dividend distributions paid to you in cash and capital gain distributions reinvested in additional shares and (b) all dividends and distributions paid to you in cash. However, these two options are not available to retirement plans or fund accounts with a value of less than USD 500. For changing your distribution options you will have to send a written application to the shareholder servicing agent.
         Provided that a check issued for dividends or capital gains is not cashed within 6 month, the transfer agent has the right to use the amount represented by the check to purchase additional shares for the respective account at the net asset value then applicable and to reinvest further distributions until otherwise instructed by the respective shareholder in writing

INVESTMENT OF DIVIDENDS IN ANOTHER FUND
         You may elect (in writing) to have the dividends paid by one Pioneer fund account invested in another Pioneer fund account. The value of this second account must be at least USD1,000 (USD500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service.

FAX REQUESTS
         Requests for the redemption and exchange of shares may be transmitted by fax to Pioneer Management (Ireland) Limited, German branch, subject to the following conditions.
         In the case of a request transmitted by fax, the redemption or exchange price will be determined based on the date the faxed request was received by the transfer agent prior to 4:00 p.m. Boston time on a bank business day in the U.S. This requires receipt of the purchase request by Pioneer Management (Ireland) Limited, German branch prior to 5:00 p.m. Central European time and that the relevant day is a bank business day in Germany.
         If shares have been issued in the form of certificates, the redemption proceeds will not be paid out until the transfer agent has also received the certificates for the shares to be redeemed.
         A maximum of USD100,000 may be redeemed and a maximum of USD 500,000 may be exchanged by fax. Redemption proceeds may be received by check sent to the address or by bank transfer to the bank account indicated in your subscription form or duly changed at a later date, the last alteration not having been made less than 30 days prior to the faxed request.
         The Pioneer Funds are not liable for forged faxes and may execute fax requests for the risk of the shareholder unless they did not become aware of the incorrect nature of the fax, intentionally or through gross negligence.

PAYING AGENTS
         In order to facilitate payment transactions between the investors and the transfer agent of the Pioneer Funds paying agent accounts were established at banks in the Federal Republic of Germany and the Republic of Austria.

         Investors may deposit payments in their home currency into these paying agent accounts; the paying agents will convert them into U.S. dollar for usual banking charges and then transmit them to the accounts of the relevant Pioneer fund with their custodian.
         When making your first purchase of shares, please consider that a duly completed purchase order must have been received by Pioneer Management (Ireland) Limited, German branch in order to assign the amount of your investment. Monies held in the paying agent account for lack of assignment bear no interest. Pioneer Management (Ireland) Limited, German branch, reserves the right to return monies to the sender if no relevant purchase request is received within three weeks on receipt of payment.
         In order to avoid amounts posted to the wrong account you should absolutely make use of the transfer slips attached to the purchase order and as far as additional payments are concerned you should state the relevant number of the fund account designated for the purchase of additional shares.
         When assigning the amounts invested Pioneer Management (Ireland) Limited, German branch, may exclusively go along with the number of the purchase order form or the number of the fund account indicated under reason for transfer.
         The payment of sales proceeds will also be transacted via the paying agents on the same terms unless the shareholder requests to receive payment by USD check.
         Germany                                Austria

         Vereins- und Westbank AG               Bank Austria
         Alter Wall 22                          Aktiengesellschaft
         D- 20457 Hamburg                       Am Hof 2
                                                A-1011 Vienna and
                                                Vordere Zollamtsstr. 13
                                                A-1030 Vienna

         In Germany, investors may request payment of redemption proceeds, dividends and other payments from the Pioneer Funds in EUR or DEM through the paying agent.
         In Austria, investors may request payment of redemption proceeds, dividends and other payments from the Pioneer Funds in EUR or ATS through the paying agent.
         Within the context of payment transactions usual banking charges will be deducted from the amount invested or the redemption proceeds respectively. The shareholders incur the exchange risk.

STOCKBROKERS
         The main distributor of the Pioneer Funds engaged Pioneer Fonds Marketing GmbH, Munich, to conclude in the Federal Republic of Germany and the Republic of Austria contracts with banks and financial services companies ("distribution agents") concerning the brokerage of shares in the Pioneer Funds in the respective countries.
         THESE DISTRIBUTION AGENTS OPERATE UNDER THEIR OWN NAME AND FOR THEIR OWN ACCOUNT. THEY PROVIDE INVESTORS WITH INDEPENDENT SERVICES (FOR EXAMPLE IN THE FORM OF INVESTMENT ADVICE) AND DO NOT ASSIST THE PIONEER FUNDS, THE MANAGER OR ANY OTHER MEMBER OF THE PIONEER GROUP. THE PIONEER GROUP DOES NOT ASSUME LIABILITY NEITHER WITHIN THE BOUNDS OF THE GERMAN BANKING ACT NOR IN ANY OTHER CONTEXT. WHENEVER INVESTORS ARE REFERRED TO DISTRIBUTION AGENTS THIS IS DONE BECAUSE OF THE PURCHASE OF SHARES IN THE PIONEER FUNDS AND NOT BECAUSE OF OTHER FINANCIAL PRODUCTS OFFERED BY THE DISTRIBUTION AGENTS AND WHICH ARE GENERALLY NOT EXAMINED BY THE PIONEER GROUP.
         IN ADDITION, DISTRIBUTION AGENTS ARE NOT AUTHORIZED TO ACCEPT PAYMENTS FOR FUND SHARES IN THE NAME OF THE PIONEER FUND, THE MANAGER OR ANY OTHER MEMBER OF THE PIONEER GROUP.

         The Pioneer Funds strongly advise against debt-financed purchases of shares since the investment risk will be much greater because of external financing. The Pioneer Funds offer their shares to the public but - except some fund-related life insurances - they do not offer any financial products combined with the fund shares. If distribution agents offer such "combination products", the Pioneer Funds, the Pioneer group and their affiliates will not assume any liability for these products.
         With respect to the different cost pattern and taxation when investing directly in funds and the investment in fund-related life insurances or products of funds of funds, the investors are strongly advised to consult their tax or financial adviser in order to determine the most convenient investment form.

THE MANAGEMENT OF THE PIONEER FUNDS

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF THE PIONEER FUNDS
         The trustees of the Pioneer Funds have overall responsibility for the management and supervision of the Pioneer Funds. They are assisted by the executive officers of the Pioneer Funds. Each Pioneer fund has its own Board of Trustees. However, the Board of Trustees is made up of the same persons.
         The trustees and executive officers are listed below, together with their principal occupations during the past five years. An asterisk behind their name indicates those trustees who are "interested persons" within the meaning of the Investment Company Act of 1940:

TRUSTEES

JOHN F. COGAN, JR.*, CHAIRMAN OF THE BOARD, PRESIDENT AND TRUSTEE,
DATE OF BIRTH: JUNE 1926
         Non-Executive Chairman and a Director of Pioneer Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of Pioneer, Pioneer Global Funds Distributor, Ltd.; Director of Pioneer Management (Ireland) Limited ("PMIL"); President and Director of Pioneer International Corporation ("PIntl"); Member of the Supervisory Board of Pioneer Fonds Marketing GmbH, Pioneer First Polish Investment Fund Joint Stock Company ("Pioneer First Polish"), Pioneer Czech Investment Company, a.s. ("Pioneer Czech") and Pioneer Universal Pension Fund Company; Chairman, President and Trustee of all of the Pioneer mutual funds; Director of Pioneer America Fund Plc, Pioneer Global Equity Fund Plc, Pioneer Global Bond Fund Plc, Pioneer Euro Reserve Fund Plc, Pioneer European Equity Fund Plc, Pioneer Emerging Europe Fund Plc, Pioneer Greater Asia Fund Plc, Pioneer U.S. Growth Fund Plc, Pioneer U.S. High Yield Fund Plc and Pioneer US Real Estate Fund Plc, (collectively, the "Irish Funds"); and Of Counsel, Hale and Dorr LLP (counsel to PIM-USA and the fund).
60 STATE STREET
BOSTON, MASSACHUSETTS.

MARY K. BUSH,
DATE OF BIRTH: APRIL 1948
         President, Bush & Co. (international financial advisory firm); Director and/or Trustee of Mortgage Guaranty Insurance Corporation, Hoover Institution, March of Dimes, Wilberforce University and Texaco, Inc., Building One Services Corporation and R.J. Reynolds Tobacco Holdings, Inc.; Advisory Board Member of a U.S. American investment fund and Trustee of all of the Pioneer mutual funds, except one Pioneer fund which is not available in Europe.
4201 CATHEDRAL AVENUE, NW
WASHINGTON, DC 20016

RICHARD H. EGDAHL, M.D.,
DATE OF BIRTH: DECEMBER 1926
         Alexander Graham Bell Professor of Health Care Entrepreneurship, Boston University; Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; University Professor, Boston University; Director, Boston University Health Policy Institutes, Boston University Program for Health Care Entrepreneurship; Trustee, Boston Medical Center and Trustee of. all of the Pioneer mutual funds.
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE
53 BAY STATE ROAD
BOSTON, MASSACHUSETTS 02115

MARGARET G. W. GRAHAM,
DATE OF BIRTH: MAY 1947
         Founder director of the Winthrop Group, Inc. (a consulting company), Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; formerly Professor of Operations Management and Management of Technology and Associate Dean, Boston University School of Management; and Trustee of all of the Pioneer mutual funds, except one Pioneer fund which is not available in Europe.
THE KEEP
POST OFFICE BOX 110
LITTLE DEER ISLE, MAINE 04650

JOHN W. KENDRICK,
DATE OF BIRTH: 1917
         Professor Emeritus of Economics, George Washington University; Director of the American Productivity and Quality Center; Economic Consultant; and Trustee of all of the Pioneer Funds (with one exception).
6363 WATERWAY DRIVE
FALLS CHURCH, VIRGINIA 22044

MARGUERITE A. PIRET,
DATE OF BIRTH: MAY 1948
         President, Newbury, Piret & Company, Inc. (merchant banking firm); Trustee of Boston Medical Center; Member of the Board of Governors of the Investment Company Institute; Director, Organogenesis Inc.; and Trustee of all of the Pioneer Funds.
ONE BOSTON PLACE, 26TH FLOOR
BOSTON, MASSACHUSETTS 02108

DAVID D. TRIPPLE*, EXECUTIVE VICE PRESIDENT
DATE OF BIRTH: FEBRUARY 1944
         Director, Chief Executive Officer and President of PIM-USA; Chairman and a Director of Pioneer Funds Distributor, Inc. ("PFD"); President and a Director of Pioneer; Director of Pioneering Services Corporation ("PSC"), PIntl, PMIL and the Irish Funds; Member of the Supervisory Board of Pioneer First Polish, Pioneer Czech and Pioneer Asset Management, S.A.; and Executive Vice President and Trustee of all of the Pioneer mutual funds.
60 STATE STREET
BOSTON, MASSACHUSETTS 02108

STEPHEN K. WEST,
DATE OF BIRTH: SEPTEMBER 1928
         Partner of Sullivan & Cromwell (law office); Director of other US-investment funds, AMVESCAP PLC (investment managers) since 1997 and ING American Insurance Holdings, Inc.; Trustee of other U.S. funds and Trustee of all of the Pioneer mutual funds.
125 BROAD STREET
NEW YORK, NEW YORK 10014

JOHN WINTHROP,
DATE OF BIRTH: JUNE 1936
         President, John Winthrop & Co., Inc. (a private investment firm) and Director of NUI Corp., Trustee of all of the Pioneer mutual funds, except of one fund which is not available in Europe.
ONE NORTH ADGERS WHARF
CHARLESTON, SOUTH CAROLINA.

         An asterisk behind the name of the relevant Trustee indicates that this Trustee is one of the "interested persons" within the meaning of the U.S. Investment Company Act of 1940 since he/she does also carry out tasks on behalf of Pioneer.

EXECUTIVE OFFICERS OF THE PIONEER FUNDS

ERIC W. RECKARD, ASSISTANT TREASURER
DATE OF BIRTH: JUNE 1956
         Chief Financial Officer of PIM-USA since October 2000; Executive Vice President, Chief Financial Officer and Treasurer of PIM-USA from June 1999 to October 2000; Treasurer of Pioneer, PFD, PSC and PIntl since June 1999; Vice President-Corporate Finance of PIM-USA from February 1999 to June 1999; Manager of Fund Accounting, Business Planning and Internal Audit of PIM-USA since September 1996; Manager of Fund Accounting and Compliance of PIM-USA from May 1995 to September 1996; and Treasurer of all of the Pioneer mutual funds (Assistant Treasurer prior to June 1999).

JOSEPH P. BARRI, SECRETARY
DATE OF BIRTH: AUGUST 1946
         Corporate Secretary of PGI and most of its subsidiaries; Secretary of all of the Pioneer mutual funds; and Partner, Hale and Dorr LLP.

VINCENT NAVE, ASSISTANT TREASURER
DATE OF BIRTH: JUNE 1945
         Vice President-Fund Accounting, Administration and Custody Services of Pioneer (Manager from September 1996 to February 1999); and Assistant Treasurer of all of the Pioneer mutual funds since June 1999.

ROBERT P. NAULT, ASSISTANT SECRETARY
DATE OF BIRTH: MARCH 1964
         Senior Vice President and General Counsel of PIM-USA from 1998 to October 2000; General Counsel and Assistant Secretary of PIM-USA from 1995 to 1998; Assistant Secretary of Pioneer, certain other PIM-USA subsidiaries and all of the Pioneer mutual funds; and Assistant Clerk of PFD and PSC.

ONLY PIONEER II:
RICHARD E. DAHLBERG, SENIOR VICE PRESIDENT
DATE OF BIRTH: OCTOBER 1939
         Vice President of Pioneer, Manager and Head of U.S. equity investments of Salomon Brothers Asset Management from 1995 to 1998 and Portfolio Manager of Massachusetts Financial Services Company from 1973 to 1995.

ONLY PIONEER MID-CAP VALUE FUND:
J. RODMAN WRIGHT, VICE PRESIDENT
DATE OF BIRTH: JANUARY 1961
         Vice President of Pioneer since 1997, and former analyst and Assistant Portfolio Manager of the fund; investment professional since 1988.
         The business address of all executive officers is: 60 State Street, Boston, Massachusetts 02109.
         The Declarations of Trust of the Pioneer Funds provide that two-thirds of their outstanding shares may vote to remove a trustee of the Pioneer Funds at any special meeting of shareholders.
     The fund pays no salaries or compensation to any of its officers.
     The fund compensates each Trustee who is not affiliated with PIM-USA, Pioneer, PFD, PSC or UniCredito Italiano with a base fee, a variable fee calculated on the basis of average net assets of the fund, per meeting fees, and annual committee participation fees for each committee member or chairperson that are based on percentages of his or her aggregate annual fee. See the fee table in Appendix A.
         During the business year of 1999 the Pioneer Funds paid the following trustee fees:

FUNDS                                              TOTAL FEE                      BUSINESS YEAR AS OF
Pioneer Fund                                      USD 90.924                          31.12.1999
Pioneer II                                        USD 93.976                          30.09.1999
Pioneer Mid-Cap Value Fund                        USD 43.358                          31.10.1999
Pioneer International Growth Fund                 USD 24.833                          30.11.1999

THE MANAGER
         Pioneer Investment Management, Inc.
         60 State Street
         Boston, Massachusetts 02109
         USA
         is a wholly owned subsidiary of UniCredito Italiano and manages the Pioneer Funds under the terms of existing contracts, subject only to the authority of the Boards of Trustees. The share capital of Pioneer Investment Management, Inc. ("Pioneer"), a public limited company, amounted to USD 40.776 million as of December 31, 1999.
         In addition to the Pioneer Funds, Pioneer also manages other investment funds whose shares are not offered in the Federal Republic of Germany and the Republic of Austria and it also serves as investment adviser for certain institutional and other clients.
         In its function as manager Pioneer supplies the Pioneer Funds with investment research, advice, an investment plan corresponding to the investment objectives and strategies of each Pioneer fund, subject to the supervision of the Boards of Trustees. Pioneer decides on the purchase and sale of securities for the Pioneer Funds, looks after the implementation of relevant instructions, selects the securities dealers implementing these instructions, is responsible for accounting with regard to the investment transactions of the Pioneer Funds and reports to the trustees on the investments of the Pioneer Funds and their performance.

RESPONSIBLE PORTFOLIO MANAGERS
         Various portfolio managers who are employed by Pioneer and who are presented below are responsible for the day-to-day management of the portfolio of the Pioneer Funds. The responsible portfolio managers and their teams operate under the supervision of Theresa A. Hamacher. Mrs. Hamacher is Chief Investment Officer of Pioneer and has been an investment professional since 1984 and joined Pioneer in 1997.

PIONEER FUND
         Day-to-day management of the portfolio of the Pioneer Fund is the responsibility of John A. Carey. Mr. Carey is a Vice President of Pioneer. He joined Pioneer in 1979 and has been an investment professional since then.
         Mr. Carey is supported by a team of portfolio managers and analysts who specialize in U.S. equity securities. This team provides research for the Pioneer fund and other Pioneer Funds with similar investment strategies.

PIONEER II
         Day-to-day management of the portfolio of Pioneer II is the responsibility of Richard E. Dahlberg. Mr. Dahlberg is a Managing Director of Pioneer and a Vice President of the fund. He joined Pioneer in 1998 and has been an investment professional since 1960. Prior to joining Pioneer, Mr. Dahlberg was Managing Director and Head of U.S. equity investments for Salomon Brothers Asset Management from 1995 to 1998 and a Portfolio Manager for Massachusetts Financial Services Company from 1973 to 1995.
         Mr. Dahlberg is supported by a team of portfolio managers and analysts who specialize in U.S. equity securities. This team provides research for Pioneer II and other Pioneer Funds with similar investment strategies.

PIONEER MID-CAP VALUE FUND
         Day-to-day management of the portfolio of the Pioneer Mid-Cap Value Fund is the responsibility of J. Rodman Wright. Mr. Wright is a Vice
President of Pioneer and the fund. He joined Pioneer in 1994 as an analyst, was the fund's assistant portfolio manager from 1996 until 1997 and has been an investment professional since 1988.
         Mr. Wright is supported by a team of portfolio managers and analysts who specialize in U.S. equity securities. This team provides research for the Pioneer Mid-Cap Value Fund and other Pioneer Funds with similar investment strategies.

PIONEER INTERNATIONAL GROWTH FUND
         Day-to-day management of the portfolio of the Pioneer International Growth Fund has been the responsibility of Pavlos Alexandrakis. Mr. Alexandrakis is Senior Vice President of Pioneer. He joined Pioneer in 1998 and has been an investment professional since 1984. Prior to joining Pioneer, Mr. Alexandrakis was a portfolio manager at Salomon Smith Barney from 1995 to 1998 and a portfolio manager for Lazard Freres Asset Management from 1990 to 1994.
         Mr. Alexandrakis is supported by a team of portfolio managers and analysts who concentrate on international equity securities. This team provides research for the Pioneer International Growth Fund and other Pioneer Funds with similar investment strategies.

MANAGEMENT FEE
         The Pioneer Funds pay Pioneer the following fees which are expressed as percentage per annum relative to the average daily net assets of the Pioneer fund concerned:

PIONEER FUND
BASE FEE:
         0.60% of the total net assets of the fund
FEE ADJUSTMENT:
         The base value may increase or decrease by a maximum of 0.10% depending on the performance of the fund relative to one index (see following explanations)

PIONEER II
BASE FEE:
         0.60% of the total net assets of the fund
FEE ADJUSTMENT:
         The base value may increase or decrease by a maximum of 0.10% depending on the performance of the fund relative to one index (see following explanations)

PIONEER MID-CAP VALUE FUND
BASE FEE:
         0.70% up to USD 500m
         0.65% of the next USD 500m
         0.625% over USD 1 billion
FEE ADJUSTMENT:
         The base fee may increase or decrease by a maximum of 0.10% depending on the performance of the fund relative to one index (see following explanations)

PIONEER INTERNATIONAL GROWTH FUND
         1% up to USD 300m
         0.85% of the next USD 200m
         0.75% over USD 500m

         Normally management fees are calculated daily and paid monthly. Taking these fees Pioneer covers any management costs.

CALCULATION OF THE PERFORMANCE FEE ADJUSTMENTS
PIONEER FUND AND PIONEER II:
         The base fee may be adjusted to a higher or lower rate depending on whether the relative fund in comparison with an index achieved a better or worse investment performance during the performance period. For this purpose the trustees have designated the Lipper Growth and Income Funds Index ("Index") for both funds. The Index represents the arithmetic average performance (i.e. equally weighted performance) of the 30 largest funds with a growth and income objective.
         The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +10) is multiplied by a performance adjustment rate of 0.01%. Thus, the maximum performance adjustment rate is 0.10% p.a. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the respective Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the base fee.
         The performance of the respective Fund is calculated on the basis of its net asset value per share. For the purposes of calculating the performance fee adjustment, any dividends or capital gains distributions paid by the respective Fund are treated as if re-invested in Fund shares at the net asset value per share as of the record date for distribution. The record for the Index is based on changes in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.
         Because the adjustment to the base fee is based on the comparative performance of the respective Fund and the record of the Index, the decisive factor is not whether the performance of the respective Fund is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparable investment performance of the respective Fund is based solely on the relevant performance period without taking into account the total performance over a longer or shorter period of time.
         From time to time the trustees may determine that another securities index is a more appropriate benchmark than the present Index for the purposes of evaluating the performance of the respective Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the performance of the respective fund compared to the Index.
         The base fee is calculated daily, the performance fee adjustment is calculated once per month and the total management fee is normally paid monthly.

PIONEER MID-CAP VALUE FUND
         The base fee may be adjusted to a higher or lower rate depending on whether the fund in comparison with an index achieved a better or worse investment performance during the performance period. For this purpose the trustees have designated the Lipper Growth and Income Funds Index ("Index"). The Index represents the arithmetic average performance (i.e. equally weighted performance) of the 30 largest funds with a growth and income objective.
         The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +10) is multiplied by a performance adjustment rate of 0.01%. Thus, the maximum performance adjustment rate is 0.10% p.a. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the base fee.
         The performance of the fund is calculated on the basis of its net asset value per share. For the purposes of calculating the performance fee adjustment, any dividends or capital gains distributions paid by the fund are treated as if re-invested in fund shares at the net asset value per share as of the record date for distribution. The record for the Index is based on changes in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.
         Because the adjustment to the base fee is based on the comparative performance of the fund and the record of the Index, the decisive factor is not whether fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparable investment performance of the fund is based solely on the relevant performance period without taking into account the total performance over a longer or shorter period of time.
         From time to time the trustees may determine that another securities index is a more appropriate benchmark than the present Index for the purposes of evaluating the performance of the fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the performance of the respective fund compared to the Index.
         The base fee is calculated daily, the performance fee adjustment is calculated once per month and the total management fee is normally paid monthly.

MAIN DISTRIBUTOR
         Pioneer Funds Distributor, Inc.
         60 State Street
         Boston, Massachusetts 01209, USA
         is a public limited company and an indirect, wholly-owned subsidiary of Pioneer Investment Management USA, Inc. and serves as main distributor of the Pioneer Funds. Pioneer Funds Distributor, Inc. concludes sales contracts with various financial services companies in Europe which empower these to offer publicly shares in Pioneer Funds in those countries where this is legally possible.

         The share capital of Pioneer Funds Distributor, Inc was USD 165.581 million as of December 31, 1999 and was indirectly held in its entirety by UniCredito Italiano.

TRANSFER AGENT
         Pioneering Services Corporation
         60 State Street
         Boston, Massachusetts, 02109, USA
         is a joint stock company established according to the Law of the Commonwealth of Massachusetts. As of December 31, 1999 it held a share capital of USD 1million, which was indirectly held in its entirety by UniCredito Italiano.
         As transfer agent of the Pioneer Funds, Pioneering Services Corporation processes the sales, redemptions and exchanges of fund shares, distributes dividends and capital gains, maintains the shareholders' fund accounts and also responds to the inquiries made by the shareholders.
         In addition to the reimbursement of its out-of-pocket expenses, it receives an annual fee of USD 25.25 per customer account from the Pioneer Funds.

CUSTODIAN
         Brown Brothers Harriman & Co.
         40 Water Street
         Boston, Massachusetts 02109,
         USA
         Brown Brothers Harriman & Co. is an U.S. American partnership holding a share capital as of December 31, 1999, of USD 230 million.
         The Pioneer Funds have appointed Brown Brothers Harriman & Co. as custodian for the safekeeping of their securities and other assets.
         The Pioneer Funds pay the custodian a fee equal to between 0.02% of the first USD 100 million of the net asset value and 0.002% of the net asset value over USD 3 billion for assets of the Pioneer Funds in the USA.
         For assets held outside the USA, the Pioneer Funds have to pay between 0.06% and 0.025% of the net asset value according to country categories.
         For U.S. American securities transactions, the Pioneer Funds have to pay between USD 6.- and USD 20.-; for transactions in respect of other securities, fees become payable of between USD 30.- and USD 50- according to country categories. In addition, the custodian is entitled to reimbursement of out-of-pocket expenses.
         Brown Brothers Harriman & Co.'s responsibilities include the management of securities, collecting income from these securities, maintaining bank accounts, managing liquid assets for the purchase and sale of securities and keeping account records of currency transactions.

INDEPENDENT PUBLIC ACCOUNTS
         Arthur Andersen LLP act as independent public accountants for the Pioneer Funds; they perform annual statutory audits, prepare tax returns and provide assistance in connection with checking documents to be submitted to the US supervisory board.

DISTRIBUTION SERVICE FEE
         Each of the Pioneer Funds has adopted a distribution plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to this Plan certain distribution fees are paid to the main distributor.
         Pursuant to this Plan, each Pioneer fund reimburses Pioneer Funds Distributor, Inc. for its actual expenditures to finance any activity primarily intended to result in the sale of fund shares or to provide services to fund shareholders, provided the categories of expenses for which reimbursement is made are approved by the funds' Board of Trustees.
         As of the date of this prospectus, the Boards of Trustees of the individual Pioneer Funds have approved payment of a distribution service fee of a maximum of 0.25% p.a. of the average daily net assets of the fund concerned. The trustees review the appropriateness of the fee on a quarterly basis.
         No interested person of the fund, nor any Trustee of the fund who is not an interested person of the fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the fund and except to the extent certain officers may have an interest in PFD's ultimate parent, UniCredito Italiano.


COSTS FOR BUSINESS ACTIVITY OF THE PIONEER FUNDS

Each Pioneer fund bears the following costs resulting from its business activity:
(a) charges and expenses for accounting as well as appraisal fee, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office rent, personnel compensation, training and performance incentive payments;
(b) the charges and expenses of auditors;
(c) the charges and expenses of the custodian, the transfer agent, a shareholder servicing agency providing services to shareholders, the paying agents;
(d) issue and transfer taxes chargeable to the relative fund in connection with securities transactions;
(e) insurance premiums, dues and fees for membership in trade associations, taxes and all other fees payable to federal and state governments and its governmental agencies.
(f) fees and expenses involved in registering and maintaining registrations - of the shares in the Pioneer Funds with the Securities and Exchange Commission ("SEC")(Regulatory Agency) and in states, territories and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC;
(g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and reports to shareholders and to governmental agencies;
(h) charges and expenses of legal counsel to the Pioneer Funds and their trustees;
(i) distribution service fees in accordance with Rule 12b-1 promulgated by the SEC pursuant to the Investment Company Act of 1940;
(j) compensation and expenses of those trustees who are not affiliated with Pioneer, the relative fund (other than as trustees), Pioneer Investment Management USA, Inc. or Pioneer Funds Distributor, Inc.;

(k) the cost of preparing and printing share certificates;
(l) interest on borrowed money, if any.

         In addition the Pioneer Funds pay all brokers' commissions in connection with securities transactions.

         The following table shows you the fees and expenses you as shareholder have to bear directly or indirectly if you invest in the relative Pioneer funds.

SHAREHOLDER EXPENSES
(Expenses will be retained from your amount invested or redemption proceeds)

                                 Pioneer Fund            Pioneer II       Pioneer Mid-Cap Value        Pioneer
                                                                                  Fund           International Growth
                                                                                                         Fund
Maximum  sales  charge when         5.75%                  5.75%                  5.75%                 5.75%
you buy shares (1)

Maximum    deferred   sales          None                   None                  None                   None
charge  (1)

(1) Purchases of USD 1,000,000 million or more are not subject to an initial sales charge. When redeeming fund shares a contingent deferred sales charge of 1% may be imposed.

OPERATING EXPENSES OF THE PIONEER FUNDS PAID DURING THE LAST BUSINESS YEAR FROM
THE ASSETS OF THE FUND (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                 Pioneer Fund            Pioneer II       Pioneer Mid-Cap Value        Pioneer
                                                                                  Fund           International Growth
                                                                                                         Fund
Management fee (2) (3)              0.67%                  0.50%                  0.60%                 0.98%

Distribution   and  service         0.25%                  0.25%                  0.25%                 0.25%
fee

Other expenses                      0.18%                  0.25%                  0.33%                 0.66%

Total   annual    operating
expenses                            1.10%                  1.00%                  1.18%                 1.09%

(2) Pioneer and Pioneer II pay a management fee which ranges from 0.5% to 0.7% of the average daily net assets based on the performance of the fund.
(3) Pioneer Mid-Cap Value Fund pays a management fee which ranges from 0.525% to 0.80% of the average daily net assets based on the performance of the fund.

EXAMPLE:
         If your investment amounts to USD 10,000 and has an assumed annual return of 5% each year, you will have to pay the following fees and expenses, with or without redemption at the end of each period.

                       PIONEER                 PIONEER II                  PIONEER                    PIONEER
                        FUND                                          MID-CAP VALUE FUND       INTERNATIONAL GROWTH
                                                                                                       FUND
1 year                   $ 681                     $ 671                     $ 688                      $ 756
3 years                  $ 905                     $ 875                     $ 928                    $ 1,135
5 years                $ 1,146                   $ 1,096                   $ 1,187                    $ 1,538
10 years               $ 1,838                   $ 1,729                   $ 1,924                    $ 2,659

         The above example assumes reinvestment of all dividends and distributions and the fact that the percentages outlined under "annual operating expenses" stay the same every year.
         The example is given for information purposes only and should not be regarded as binding statement on past or future expenses or income. The actual expenses and income of the fund fluctuate from year to year and may be higher or lower than shown in this table.

PUBLICATIONS

         The Pioneer Funds publish the issue and redemption prices daily in, among others, the following newspapers:
         FEDERAL REPUBLIC OF GERMANY
         Borsenzeitung
         Handelsblatt

         REPUBLIC OF AUSTRIA
         Kursblatt der Wiener Wertpapierborse
         Der Standard

         Shareholders are advised that the published prices under usual circumstances are those of the previous dealing day. They do not constitute an offer by the Pioneer Funds to redeem the shares at the published prices.

DIVIDENDS, DISTRIBUTIONS AND U.S. TAXATION

         Each of the Pioneer Funds intends to qualify each year as a "tax-privileged investment fund" under the prevailing version of Subchapter M of the Internal Revenue Code of 1986 ("the Act") so that it will not pay federal income taxes on income and capital gains distributed to shareholders.
         PIONEER FUND will distribute its short-term and long-term capital gains annually in November. Dividend income will be distributed quarterly during the months of March, June, September and December.
         PIONEER II will generally distribute its dividends twice a year in June and December; the distribution of short-term and long-term capital gains will take place in November.
         PIONEER INTERNATIONAL GROWTH FUND and PIONEER MID-CAP VALUE FUND will distribute their short-term and long-term capital gains annually in the month of November. Dividend income will be distributed in the month of December.

         To maintain their status as tax-privileged investment fund, the Pioneer Funds reserve the right to make distributions at other times.
         Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the fund concerned without any sales charge.
         Please note that the following explanations only give a rough idea of complicated tax laws, only serving the purpose of giving you an overview.

U.S. FEDERAL BACKUP TAX:
         Capital gains distributions and the proceeds from redemptions of fund shares paid to individuals and other non-exempt payees will be subject to a 31% federal backup tax if the Fund is not provided with the U.S. American taxpayer identification number of the shareholder or the so-called W-8BEN declaration stating that the shareholder is not subject to this backup tax.
         The first W-8BEN declaration should be completed in the respective section of the subscription form. The W-8BEN declaration has to be renewed every four years. If shareholders do not receive a new W-8BEN form from Pioneer prior to the end of this four year period, they should contact the shareholders servicing agent immediately. In any case, it is the sole responsibility of the shareholders to make all declarations in connection with the federal backup-tax accurately and in time.
         Shareholders should consult their own tax advisers regarding state, local and other applicable tax laws.

U.S. WITHHOLDING TAX:
         Pursuant to Article X of the version of August 21, 1991 of the agreement between the Federal Republic of Germany and the United States of America for the purpose of avoiding double taxation with regard to taxes imposed on income, the American state will impose a withholding tax in the amount of 15% on distributions of dividends, interest and short-term capital gains of the fund to individuals resident in the Federal Republic of Germany or in the Republic of Austria. Distributions of realized long-term capital gains will not be subject to withholding tax.

TAXATION IN THE FEDERAL REPUBLIC OF GERMANY
         The Pioneer Funds intend to provide shareholders with the tax information required under ss.17, Section 3, Clause 2 of the Foreign Investment Act relating to each distribution equivalent income at the latest three months after expiration of the business year and furnish proof of such to the tax authorities. The Pioneer Funds also intend to meet their legal obligations to disclose their results on each day of trading pursuant to ss.17, Section 3, Clause 3 of the Foreign Investment Act.

         PURSUANT TO SS.17 OF THE FOREIGN INVESTMENT ACT, THEREFORE, GERMAN SHAREHOLDERS ARE ONLY SUBJECT TO INCOME TAX ON DISTRIBUTED AND REINVESTED INTEREST AND DIVIDEND INCOME AS WELL AS INCOME FROM FUTURE CONTRACTS OF THE FUNDS, IRRESPECTIVE OF WHETHER THE DISTRIBUTED PROCEEDS ARE PAID OUT OR AUTOMATICALLY REINVESTED IN NEW SHARES OF THE FUNDS.
         The distributed or reinvested capital gains of the funds arising from the sale of securities and subscription rights to shares in joint stock corporations should always be exempt from tax, unless the capital gains are deemed to be operating receipts of the tax payer.
         If shareholders entrust their shares in the funds to a domestic credit institute for safekeeping or management, such credit institute must retain an interest discount tax in the amount of 30% (plus solidarity surcharge) on distributions of interest and dividend income, even if the distribution is automatically reinvested in new fund shares.
         Conversely, the interest income tax does not apply if a shareholder elects to manage his fund shares himself and the distribution payments are received direct from the fund.
         In the event of redemption, exchange or other assignments of rights to shares in the funds (disposal transactions), private shareholders are required to tax only the interim profit. The interim profit is defined in ss.17 Section 2a of the Foreign Investment Act with reference to ss.20 Section 1 No. 7 and
Section 2 as well as Ss.23 Section 1 Clause 1 No. 4, Section 2 and 3 of the Income Tax Act and can be more simply described as that portion of the net asset value of a share resulting from interest and equivalent income of the fund and also accrued rights to such income as well as profits on future contracts, dividend income here not being deemed interim profit.
         If the redemption of shares is handled by a domestic credit institute, not including the payment of the mere redemption proceeds through the paying agent, such institute must withhold the interest discount tax on the interim profit.
         Moreover, profits resulting from disposal transactions are exempt from tax for private shareholders to the extent that the shares were held for a period exceeding the speculation term.
         Due to the tax law changes which are imposed at ever shorter intervals and the uncertainty of deviant interpretation on the part of the tax authorities, the shareholders are recommended to consult their tax adviser in connection with their own personal tax situation. The kind of taxation and the amount of the amount of taxable income are determined in a binding manner by the Federal Finance Office.

TAXATION IN THE REPUBLIC OF AUSTRIA
         Shareholders who are subject to Austrian taxation will in principle be subject to the following taxation in respect to their shares:
         Provided that the foreign investment scheme has a coupon paying agent in Austria, all actual distributions are subject to Austrian capital-yield tax ("Kapitalertragssteuer" or "KESt"). The taxation of income derived from foreign investment schemes, however, is not final. The deducted KESt only serves as a pre-payment on individual income tax.
         If shares are held in the assets of a company, the distributions including capital gains (gains from the sale of fund's assets) are firstly subject to income (corporation) tax.
         If shares are held in the assets of an individual, distributions will be subject to taxation as well, while capital gains - provided they are not derived from debt securities - will be partially tax-exempt if respective prove is presented, the shares are registered for public distribution and the shares are actually offered to the public in Austria.
         Undistributed income of the fund (after deduction of applicable expenses this is accrued interest, dividends, deemed distributions from investments in other investment schemes, capital gains and other income) will be deemed distributed four month after the end of each business year the latest and will be subject to taxation as "deemed distributions".
         Deemed distributions must be demonstrated to the Austrian tax-authorities by an appointed Austrian agent of the fund. If such demonstration is not made, 90% of the difference between the net asset value calculated firstly and lastly during the calendar year but at least 10% of the last net asset value calculated for the calendar year will be considered deemed distributions. In the event that the share has been redeemed, the difference between the redemption price and the net asset value calculated for the last completed calendar year but at least 0.8% of the redemption proceeds for each month that has commenced during the current calendar year will be fixed for taxation.
         The redemption of shares held as private assets will principally be tax-exempt if made outside the speculative periods as detailed by applicable law.
         For foreign funds like the Pioneer funds, that are not subject to council directive 85/611/EEC of 20 December 1985, under certain circumstances a partial taxation of capital gains for shares held as private assets has been introduced.
         If the Pioneer funds are unable to prove that the production of capital gains through buying and selling of business assets (especially securities) within the speculative period of 1 year (in the future 2 years) provided by Sec. 30 Income Tax Act ("EstG") is only of subordinated significance for the funds' business, a flat rate of 20% of all capital gains will be considered income derived from capital for income tax purposes.
         Due to the tax law changes which are imposed at ever shorter intervals and the uncertainty of deviant interpretation on the part of the tax authorities, the shareholders are recommended to consult their tax adviser in connection with their own personal tax situation. The Pioneer Funds assume no liability for certain tax results. The kind of taxation and the amount of the amount of taxable income are determined in a binding manner by the Federal Finance Office.

SUPERVISION

FEDERAL REPUBLIC OF GERMANY
         THE PIONEER FUNDS ARE NEITHER SUBJECT TO SUPERVISION BY THE FEDERAL BANKING SUPERVISORY OFFICE NOR ANY OTHER STATE SUPERVISION BY A GERMAN AGENCY. HOWEVER NOTIFICATION OF THE INTENTION OF SELLING SHARES OF THE FUNDS IN THE FEDERAL REPUBLIC OF GERMANY HAS BEEN GIVEN TO THE FEDERAL BANKING SUPERVISORY OFFICE IN ACCORDANCE WITH SS.7 OF THE FOREIGN INVESTMENT ACT.
         THE PIONEER FUNDS WILL PAY THE FEE OF DEM 5,000.-- EACH WHICH IS ANNUALLY DUE TO THE FEDERAL BANKING SUPERVISORY OFFICE.

REPUBLIC OF AUSTRIA
         THE PIONEER FUNDS ARE NEITHER SUBJECT TO SUPERVISION BY THE FEDERAL MINISTRY OF FINANCE NOR ANY OTHER STATE SUPERVISION BY AN AUSTRIAN AGENCY.
         NOTIFICATION OF THE INTENTION OF SELLING PIONEER FUND SHARES IN THE REPUBLIC OF AUSTRIA HAS BEEN GIVEN TO THE FEDERAL MINISTRY OF FINANCE, DEPT. V/13, IN VIENNA, IN ACCORDANCE WITH THE INVESTMENT FUND ACT.

UNITED STATES OF AMERICA
         NOTIFICATION OF THE PIONEER FUNDS HAS BEEN GIVEN TO THE SECURITIES AND EXCHANGE COMMISSION (SEC) IN THE UNITED STATES OF AMERICA. HOWEVER, THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER AMERICAN AUTHORITY NOR HAS ANY SUCH AUTHORITY CHECKED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JURISDICTION

FEDERAL REPUBLIC OF GERMANY
         The jurisdiction for claims against the Pioneer Funds, the manager or the main distributor, being involved in the distribution of fund shares in the Federal Republic of Germany, is Munich. The statement of complaint and any other documents may be served to the representative.

REPUBLIC OF AUSTRIA
         The jurisdiction for claims against the Pioneer Funds, the manager or the main distributor, being involved in the distribution of fund shares in the Republic of Austria, is Vienna. The statement of complaint and any other documents may be served to the representative.


RIGHT OF REVOCATION

FEDERAL REPUBLIC OF GERMANY
         If the purchase of investment shares was brought about as a result of verbal negotiations outside the permanent place of business of whoever sold or mediated the sale of the shares without the purchaser having asked the seller to enter into such negotiations, the purchaser is entitled, pursuant to ss.11 of the Foreign InvestmenT Act to cancel his purchase statement (Right of Revocation).
         The revocation has to be effected in writing toward the Pioneer Funds or their Representatives within a period of two weeks. The period will start to run with the declaration of the purchase statement, but no earlier than with the delivery of the prospectus. The time limit is granted if the revocation is dispatched in time.
         The right of revocation does not apply if a person engaged in business acquired the shares for his business assets.
         If the buyer has already made payment before the revocation, upon return of the purchased shares, the Investment Company shall provide reimbursement for the value of the paid shares (Section 21, Paragraph (2) to (4)
KAGG) on the day following receipt of the revocation and the paid costs. The "paid costs" correspond to the offering costs.

REPUBLIC OF AUSTRIA
         For Austrian investors Sections 3 and 3a Consumer Protection Act apply along with Section 12 of the Securities Supervision Act.

REPRESENTATIVE IN THE FEDERAL REPUBLIC OF GERMANY
         Pioneer Fonds Marketing GmbH
         Platzl 4
         D-80331 Munich
         acts as representative of the Pioneer Funds in the Federal Republic of Germany pursuant to ss. 6 of the Foreign Investment Law.
         The representative represents the Pioneer Funds in and out of court. He is authorized to receive documents intended for the Manager and the Main Distribution Company.
         Place of jurisdiction for actions to be brought against the Pioneer Funds, the manager or the main distributor relating to sales of shares in the Federal Republic of Germany is Munich.

REPRESENTATIVE IN THE REPUBLIC OF AUSTRIA
         Bank Austria Aktiengesellschaft
         Am Hof 2
         A-1010 Vienna and
         Vordere Zollamtsstr. 14
         D-1030 Vienna
         acts as representative of the Pioneer Funds in the Republic of Austria. The representative represents the Pioneer Funds in and out of court. He is authorized to receive documents intended for the manager and the main distributor.
         Place of jurisdiction for actions to be brought against the Pioneer Funds, the Manager or the Main Distribution Company relating to sales of shares in the Republic of Austria is Vienna.


DESCRIPTION OF FUND SHARES

LEGAL FORM AND RIGHT TO SHARES

         The Pioneer Funds are open-end investment funds which are independent of each other, in the legal form of a Delaware business trust or as far as the Pioneer International Growth Fund is concerned in the legal form of a Massachusetts business trust. As open-end investment funds, the investment funds are obliged to offer continuously their shares to the public and under normal conditions to redeem the shares upon the demand of a shareholder after having received payment of the net asset value of the shares. The Pioneer Funds were created for an indefinite period.
         If the shares are purchased and paid in accordance with this prospectus, they are fully-paid and are not subject of any additional funding obligation. The transfer agent registers the shares by book transfer and does normally not issue any certificates.
         The share capital of the Pioneer Funds is at all times equal to their net assets.
         The Declarations of Trust of the Pioneer Funds permit the Boards of Trustees to issue an unlimited number of shares and fractional shares which may be divided into different series and classes of shares. Currently each Pioneer fund represents only one series which however is divided into three classes of shares designated as class A, class B and class C shares. In Germany and Austria only Class A shares are available.
         Each share in the Pioneer Funds has equal rights as to voting, dividends, liquidation proceeds and claim to redemption. There are neither preferential nor multiple voting shares. However, the different classes of shares are charged with different fees and vote separately with respect to distribution service plans.
         Although the Pioneer Funds are not required to hold annual shareholder meetings, the shareholders have the right to call special meetings for the purpose of electing or removing trustees or passing other resolutions as provided by the Declaration of Trust and the Statement of Additional Information.

SHAREHOLDER LIABILITY
         According to the law of Delaware, shareholders in the Pioneer Fund, Pioneer II and Pioneer Mid-Cap Value Fund are not liable for the obligations of these funds. However, it cannot be excluded that the funds are sued in a state refusing the application of the law of Delaware so that the shareholders could be held personally liable.
         According to the law of the State of Massachusetts, shareholders in the Pioneer International Growth Fund may, under certain circumstances, be held personally liable for the obligations of these funds.

         In order to avoid the risk of personal liability the Declarations of Trust of the Pioneer Funds contain a disclaimer of shareholder liability for acts or obligations of the funds and determine that this disclaimer shall be contained in each agreement or declaration of the funds or the trustees. The Declarations of Trust provide for the indemnification out of the respective fund assets of loss and/or costs of shareholders that they have to bear as shareholders.
         Generally the event of personal liability is regarded as extremely remote

NET ASSET VALUE AND DETERMINATION OF OFFERING PRICES

         Shares of the Pioneer Funds are sold at the offering price, which is the net asset value per share plus the applicable sales charge. The net asset value per share is determined for each Pioneer fund by dividing the value of its assets, less liabilities, by the number of shares outstanding. The net asset value is calculated once daily, on each day the New York Stock Exchange is open for business, as of the close of regular trading hours on the Exchange (normally 4:00 p.m. Eastern U.S. American time).
         Securities are valued at the closing price on the principal exchange or market where they are traded. Securities which have not been traded on the date of their valuation or securities for which prices are not generally quoted are valued at the mean between the offered price and the bid price. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates delivered by independent pricing services. Generally, trading in foreign securities is completed each day at various times prior to the close of regular trading hours on the New York Stock Exchange. The values of such securities used in calculating the net asset value of a Pioneer fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading hours on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading hours on the New York Stock Exchange and will therefore not be reflected in the calculation of a Pioneer fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the trustees. All assets of a Pioneer fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the trustees.
         Orders for the purchase, exchange and redemption of shares which are received by the transfer agent of the Pioneer Funds prior to the close of regular trading hours on the exchange (currently 4:00p.m. Eastern U.S. American time) will be executed at the net asset value per share (plus sales charge, if any) determined at the close of regular trading hours on the exchange on that day. This requires generally that the purchase request is received by Pioneer Management (Ireland) Limited, German branch, in Hamburg in good order by 5:00 p.m. Central European time. Please note, that public holidays in the U.S. may differ from those in Germany.
          Orders received by Pioneer Management (Ireland) Ltd., German branch after 5:00 p.m. Central European Time or by the transfer agent following the close of regular trading hours on the exchange will usually be executed at the net asset value per share (plus sales charge, if any) calculated at the close of regular trading hours on the exchange on the following business day.
         The Pioneer Funds reserve the right in their sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the funds' management, such withdrawal is in the best interest of the respective Pioneer fund.

EXAMPLE OF COMPUTATION OF THE PUBLIC OFFERING PRICE

         The net asset value of USD5,114,963 divided by the number of issued fund shares (247,541,206) gives the net asset value per share of USD 20.66 which corresponds to the redemption price per share.
         The net asset value per share plus a sales charge of 6.10% of the net asset value per share (USD 1.26) gives the offered price per share of USD 21.92.

SELECTED DATA PER SHARE
         The following information has been audited by Arthur Andersen LLP, independent public accountants, in connection with the auditing of the financial statements of the funds. Arthur Andersen LLP's reports on the Funds' financial statements appear in the funds' Annual Reports which are included with the Prospectus. The information listed below should be read in conjunction with the financial statements contained in the funds' Annual Reports.

PIONEER FUND
      For the year ended  31 December

                                         1999           1998          1997           1996           1995
Net asset value, beginning of period    $ 43,30       $ 34,95        $ 26,89       $ 24,36        $ 21,32
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS:
Net investment  income (loss)           $ 0,18         $ 0,21        $ 0,30         $ 0,37         $ 0,49
Realized and unrealized gain (loss)
on investments and foreign currency     $ 6,51         $ 9,84        $ 9,97         $ 4,35         $ 5,13
transactions
Total increase (decrease) from          $ 6,69        $ 10,05        $ 10,27        $ 4,72         $ 5,62
investment operations
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                  $ (0,17)       $ (0,21)      $ (0,31)       $ (0,37)       $ (0,49)
Net realized capital gains             $ (2,22)       $ (1,49)      $ (1,90)       $ (1,82)       $ (2,09)
Net increase (decrease) in net          $ 4,30         $ 8,35        $ 8,06         $ 2,53         $ 3,04
asset value
Net asset value, end of period          $ 47,60       $ 43,30        $ 34,95       $ 26,89        $ 24,36
Total return*                           15,63%         29,00%        38,47%         19,70%         26,64%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average         1,10%         1,09%          1,03%         1,01%          0,95%
net assets**
Ratio of net investment income           0,39%         0,52%          0,93%         1,40%          2,01%
(loss)  to average net assets**
Portfolio-turnover rate                   10%            9%            17%           25%            31%
Net assets (in thousands), end of     $ 6.638.130   $ 5.388.761    $ 3.991.726   $ 2.896.670    $ 2.466.098
period
RATIOS ASSUMING REDUCTION FOR FEES
PAID INDIRECTLY:
Net expenses                             1,09%         1,08%          1,02%         0,99%          0,94%
Net investment income (loss)             0,40%         0,53%          0,94%         1,42%          2,02%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions as well as the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Ratio assuming no reduction for fees paid indirectly.

PIONEER II
      For the year ended 30 September

                                         1999           1998          1997           1996           1995
Net asset value, beginning of period    $ 18,32       $ 27,85        $ 20,94       $ 20,66        $ 19,38
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS:
Net investment  income (loss)           $ 0,21         $ 0,17        $ 0,16         $ 0,23         $ 0,35
Realized and unrealized gain (loss)
on investments and foreign currency     $ 1,97        $ (6,20)       $ 8,83         $ 2,10         $ 3,04
transactions
Total increase (decrease) from          $ 2,18        $ (6,03)       $ 8,99         $ 2,33         $ 3,39
investment operations
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                  $ (0,19)       $ (0,16)      $ (0,15)       $ (0,32)       $ (0,30)
Net realized capital gains             $ (0,15)       $ (3,34)      $ (1,93)       $ (1,73)       $ (1,81)
Net increase (decrease) in net          $ 1,84        $ (9,53)       $ 6,91         $ 0,28         $ 1,28
asset value
Net asset value, end of period          $ 20,16       $ 18,32        $ 27,85       $ 20,94        $ 20,66
Total return*                           11,86%        (23,97)%       45,95%         12,18%         19,92%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average         0,96%         0,90%          0,96%         0,92%          0,93%
net assets**
Ratio of net investment income           0,93%         0,74%          0,68%         1,13%          1,85%
(loss)  to average net assets**
Portfolio-turnover rate                   12%           50%            47%           66%            63%
Net assets (in thousands), end of     $ 5.125.858   $ 5.496.480    $ 7.534.010   $ 5.431.797    $ 5.114.963
period
RATIOS ASSUMING REDUCTION FOR FEES
PAID INDIRECTLY:
Net expenses                             0,95%         0,90%          0,95%         0,90%          0,91%
Net investment income (loss)             0,94%         0,74%          0,69%         1,15%          1,87%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions as well as the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Ratio assuming no reduction for fees paid indirectly.

PIONEER MID-CAP VALUE FUND
      For the year ended 31 October

                                         1999           1998          1997           1996           1995
Net asset value, beginning of period    $ 19,02       $ 23,23        $ 19,85       $ 19,42        $ 17,26
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)            $ 0,12         $ 0,08        $ 0,15         $ 0,08         $ 0,08
Realized and unrealized gain (loss)
on investments                          $ 1,70        $ (1,94)       $ 4,17         $ 2,31         $ 3,03

Net increase (decrease) from            $ 1,82        $ (1,86)       $ 4,32         $ 2,39         $ 3,11
investment operations
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                  $ (0,02)       $ (0,10)      $ (0,06)       $ (0,09)          -
Net realized gain                      $ (0,92)       $ (2,25)      $ (0,88)       $ (1,87)       $ (0,95)
Net increase (decrease) in net          $ 0,88        $ (4,21)       $ 3,38         $ 0,43         $ 2,16
asset value
Net asset value, end of period          $ 19,90       $ 19,02        $ 23,23       $ 19,85        $ 19,42
Total return*                           10,02%        (8,74)%        22,67%         13,12%         19,32%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average         1,18%         1,08%          1,00%         1,02%          1,16%
net assets**
Ratio of net investment income           0,37%         0,33%          0,64%         0,43%          0,53%
(loss)  to average net assets**
Portfolio-turnover rate                   75%           61%            63%           37%            59%
Net assets (in thousands), end of     $ 1.067.562   $ 1.308.335    $ 1.591.655   $ 1.299.611     $ 845.415
period
RATIOS ASSUMING REDUCTION FOR FEES
PAID INDIRECTLY:
Net expenses                             1,16%         1,07%          0,98%         1,00%          1,14%
Net investment income (loss)             0,39%         0,34%          0,66%         0,45%          0,55%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions as well as the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Ratio assuming no reduction for fees paid indirectly.

PIONEER INTERNATIONAL GROWTH FUND
      For the year ended 30 November

                                         1999           1998          1997           1996           1995
Net asset value, beginning of period    $ 17,14       $ 23,66        $ 23,39       $ 21,21        $ 21,55
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)           $ (0,09)        $ 0,14        $ 0,13         $ 0,10        $ (0,04)
Net realized and unrealized gain
(loss) on investments and foreign       $ 4,29        $ (2,06)       $ 1,87         $ 2,32         $ 0,80
currency transactions
Net increase (decrease) from            $ 4,20        $ (1,92)       $ 2,00         $ 2,42         $ 0,76
investment operations
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                  $ (0,13)       $ (1,15)      $ (0,26)          -              -
Net realized gain                          -          $ (3,45)      $ (1,47)       $ (0,24)       $ (1,10)
Tax-return of capital                   (0,07)           -              -             -              -
Net increase (decrease) in net          $ 4,00        $ (6,52)       $ 0,27         $ 2,18        $ (0,34)
asset value
Net asset value, end of period          $ 21,14       $ 17,14        $ 23,66       $ 23,39        $ 21,21
Total Return*                           24,77%        (9,35)%         9,28%         11,40%         3,81%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average         1,89%         1,73%          1,69%         1,77%          2,00%
net assets**
Ratio of net investment income          (0,27)%        0,60%          0,51%         0,26%         (0,23)%
(loss)  to average net assets**
Portfolio-turnover rate                   90%           123%          154%           173%           219%
Net assets (in thousands), end of      $ 289.291     $ 314.381      $ 395.572     $ 378.956      $ 308.488
period
RATIOS ASSUMING REDUCTION FOR FEES
PAID INDIRECTLY:
Net expenses                             1,88%         1,72%          1,67%         1,76%          1,98%
Net investment income (loss)            (0,26)%        0,61%          0,53%         0,27%         (0,21)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions as well as the complete redemption of the investment at the net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Ratio assuming no reduction for fees paid indirectly.

PART B - FEATURES OF THE INDIVIDUAL PIONER FUNDS (INVESTMENT OPERATIONS, INVESTMENT RESTRICTIONS, INVESTMENT RISKS)

I.       INVESTMENT RESTRICTIONS

PIONEER FUND
         It is part of the fund's policy not to concentrate all of its investments only in securities of companies in any particular industry. According to current SEC pronouncements there will be a concentration of investment in one particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in securities issued by the government of the United States. The 1940 Act requires that the fund's policy represent a fundamental policy with respect to the concentration of investments. In addition the fund has agreed not to change the above mentioned policy without the affirmative vote of the holders of a majority of fund shares with substantive claim to ownership.
     For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

         The fundamental investment restrictions set forth below apply to the Pioneer Fund. These restrictions of the fund may not be changed without the affirmative vote of the holders of a majority of the fund's outstanding shares. Pursuant to these restrictions, the fund may not:

(1) issue senior securities, except within the meaning of borrowing, lending and commodity investment restrictions, and for purposes of these restrictions, the issuance of fund shares of different classes and series, the purchase and sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, reverse repurchase agreements, dollar rolls, swaps and any other financial transactions into which the fund may enter pursuant to its investment policy as described in the Prospectus and in accordance with SEC rules, as well as the pledge and any other encumbrance of the fund's assets within the meaning of the investment restrictions regarding pledging, are not deemed to be senior securities.
(2) borrow money, except from banks as a temporary measure in order to be able to meet redemption requests and for extraordinary and emergency purposes, the fund may borrow from banks up to 10% of the fund's assets (including the amount borrowed) provided that reverse repurchase agreements or so-called dollar rolls do not qualify as loans. The fund will not use leverage to increase its income. The fund will not purchase securities while outstanding borrowings, reverse repurchase agreements and dollar rolls exceed 10% of the fund's assets.;
(3) pledge or otherwise encumber, or transfer ownership of or assign as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby, and guarantee the securities of another company.
(4)      invest more than 5% of its gross assets in securities of one company;
(5) purchase more than 10% of the outstanding voting securities of one company;
(6)      issue securities or be involved in the issuance of securities;

(7) make loans, provided that the purchase of debt obligations in which the fund may invest consistent with its investment policies, the conclusion of repurchase agreements or loans of securities are permissible to the extent set forth in the Prospectus.
(8) invest in commodities, make commodity futures transactions, or purchase real estates, with the exception that the fund may invest in financial futures contracts and options and other financial instruments which may be deemed to be commodities or commodity futures transactions, the acquisition of which is not prohibited to the fund by the Commodity Exchange Act and its implementing regulations.
(9) purchase securities on credit or partial credit as well, or effect short sales;
(10) purchase securities for the purpose of controlling management of other companies;
(11) acquire the shares of any other domestic or foreign investment company or investment fund (except in connection with a merger with or acquisition of the substantial assets of another investment company); this regulation does not prohibit the fund from purchasing shares issued by a real estate investment trust, provided that such trust shall not be permitted to invest in real estate or interests in real estate other than mortgages or other real securities;

         During the coming year the fund does not intend to propose any change of the fundamental investment restrictions regarding the repurchase agreements or dollar rolls, security lending or investments in options on securities indices as described in the fundamental investment restrictions (1), (2), (7) and (8) above.
         As long as the fund is registered in Germany, Austria and Switzerland the fund may not without prior approval of the shareholders:

(i) invest in shares of other U.S. American or non-U.S. American investment companies or investment funds, except in connection with a plan of merger or consolidation in the limits of which they purchase substantially all the assets of the other investment company or investment fund;
(ii) purchase or sell real estate - or interest therein - and real estate mortgage loans, except that the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts or real estate funds) that invest in real estate or interests therein.
(iii) borrow money in amounts exceeding 10% of the fund's total assets (including the amount borrowed), taken at market value;
(iv) pledge its assets or encumber them with third party rights in amounts exceeding 10% of the total assets of the respective fund, taken at market value.
(v)      purchase securities on credit or effect short sales; or
(vi)     redeem its fund shares in exchange for non-cash payments; or
(vii) invest in interests in oil, gas or other mineral exploration or development programs.
         Further, as long as the fund is registered in Switzerland it may not without prior approval of the shareholders:
(a) purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals;
(b) invest more than 10% of its total assets in the securities of any one issuer, provided that this restriction does not apply to cash items or securities issued by the U.S. government, or
(c) write (sell) uncovered calls or puts or purchase calls, puts, straddles, spreads or any combination of these financial instruments in an amount exceeding 5% of the fund's assets; or
(d) invest more than 5% of the total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

PIONEER II
         The fundamental investment restrictions set forth below apply to Pioneer II. These restrictions of the fund may not be changed without the affirmative vote of the holders of a majority of the fund's outstanding shares.
     For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

(i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

         Pursuant to these restrictions, the fund may not:
(1) issue senior securities, except within the meaning of borrowing, lending and commodity investment restrictions, and for purposes of these restrictions, the issuance of fund shares of different classes and series, the purchase and sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, fully covered reverse repurchase agreements, dollar rolls, swaps and any other financial transactions into which the fund may enter pursuant to its investment policy as described in the Prospectus and in accordance with SEC rules, as well as the pledge and any other encumbrance of the fund's assets within the meaning of the investment restrictions regarding pledging, are not deemed to be senior securities.
(2) borrow money, except from banks as a temporary measure in order to be able to meet redemption requests and for extraordinary and emergency purposes, the fund may borrow from banks up to 10% of the fund's assets (including the amount borrowed) provided that reverse repurchase agreements or so-called dollar rolls do not qualify as loans. The fund will not use leverage to increase its income. The fund will not purchase securities while outstanding borrowings, reverse repurchase agreements and dollar rolls exceed 10% of the fund's assets.;
(3) pledge or otherwise encumber, or transfer ownership of or assign as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby, and guarantee the securities of another company.
(4)      invest more than 5% of its gross assets in securities of one company;
(5) purchase more than 10% of the outstanding voting securities of one company;
(6)      issue securities or be involved in the issuance of securities;
(7) make loans, provided that the purchase of debt obligations in which the fund may invest consistent with its investment policies, the conclusion of repurchase agreements or loans of securities are permissible to the extent set forth in the Prospectus.
(8) invest in commodities, make commodity futures transactions, or purchase real estates, with the exception that the fund may invest in financial futures contracts and options and other financial instruments which may be deemed to be commodities or commodity futures transactions, the acquisition of which is not prohibited to the fund by the Commodity Exchange Act and its implementing regulations.
(9) purchase securities on credit or partial credit as well, or effect short sales;
(10) purchase securities for the purpose of controlling management of other companies;
(11) acquire the shares of any other domestic or foreign investment company or investment fund (except in connection with a merger with or acquisition of the substantial assets of another investment company); this regulation does not prohibit the fund from purchasing shares issued by a real estate investment trust, provided that such trust shall not be permitted to invest in real estate or interests in real estate other than mortgages or other real securities;

         It is part of the fund's policy not to concentrate all of its investments only in securities of companies in any particular industry. According to current SEC pronouncements there will be a concentration of investment in one particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in securities issued by the government of the United States.

         As long as the fund is registered in Germany, Austria and Switzerland the fund may not without prior approval of the shareholders:
(i) invest in shares of other U.S. American or non-U.S. American investment companies or investment funds, except in connection with a plan of merger or consolidation in the limits of which they purchase substantially all the assets of the other investment company or investment fund;
(ii) purchase or sell real estate - or interest therein - and real estate mortgage loans, except that the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts or real estate funds) that invest in real estate or interests therein.
(iii) borrow money in amounts exceeding 10% of the fund's total assets (including the amount borrowed), taken at market value;
(iv) pledge its assets or encumber them with third party rights in amounts exceeding 10% of the total assets of the respective fund, taken at market value.
(v)      purchase securities on credit or effect short sales; or
(vi)     redeem its fund shares in exchange for non-cash payments; or
(vii) invest in interests in oil, gas or other mineral exploration or development programs.

         Further, as long as the fund is registered in Switzerland it may not without prior approval of the shareholders:
(a) purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals;
(b) invest more than 10% of its total assets in the securities of any one issuer, provided that this restriction does not apply to cash items or securities issued by the U.S. government, or
(c) write (sell) uncovered calls or puts or purchase calls, puts, straddles, spreads or any combination of these financial instruments in an amount exceeding 5% of the fund's assets; or
(d) invest more than 5% of the total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.

PIONEER MID-CAP VALUE FUND
         The fundamental investment restrictions set forth below apply to the Pioneer Mid-Cap Value Fund. These restrictions of the fund may not be changed without the affirmative vote of the holders of a majority of the fund's outstanding shares.
     For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

 (i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

         Pursuant to these restrictions, the fund may not:

(1) borrow money, except from banks in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed).
(2) invest in real estate or rights therein, with the exception of readily marketable securities of companies, which invest in real estate, or of real estate investment trusts.
(3) invest in commodity or commodity contracts including commodity futures contracts, with the exception of investments in interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on futures contracts, forward foreign exchange contracts, forward commitments, securities index put and call warrants, interest rate swaps and caps, floors and repurchase agreements, provided that these transactions are entered into in accordance with the investment policy of the fund.
(4) make loans, provided that (I) the purchase of debt obligations pursuant to a fund's investment policy will not be deemed to be loans for the purpose of this restriction, (II) loans of portfolio securities as described from time to time under "Lending of portfolio securities" will be made only in accordance with the terms and conditions therein set forth, and (III) in seeking a return on temporarily available cash a fund may engage in repurchase transactions as described in the prospectus
(5) issue senior securities, except as permitted by restrictions nos. 1, 3 and 4, and with regard to the issuance of shares of different classes and series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the fund's investment policies, and the mortgage, pledge or encumbrance of the fund's assets with third party rights within the meaning of the investment restriction no. 8 are not deemed to be senior securities;
(6) act as distribution agent, except as it may be deemed to be a distribution agent in the sale of restricted securities;
(7) guarantee the securities of any other company, or mortgage, pledge, encumber with third party rights, assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

         In order to remain an investment company with diversified portfolio pursuant to the 1940 Act it is part of the fundamental investment policy of the fund that in addition to the foregoing restrictions, at least 75% of the value of the fund's total assets shall be represented by cash and cash items, government securities, securities of other investment companies, and other securities for the purpose of this calculation restricted in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of a fund and to not more than 10% of the outstanding voting securities of such issuer.
         It is part of the fund's policy not to concentrate all of its investments only in securities of companies in any particular industry. According to current SEC pronouncements there will be a concentration of investment in one particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in securities issued by the government of the United States.

         As long as the fund is registered in Germany, Austria and Switzerland the fund may not without prior approval of the shareholders:
(i) invest in shares of other U.S. American or non-U.S. American investment companies or investment funds, except in connection with a plan of merger or consolidation in the limits of which they purchase substantially all the assets of the other investment company or investment fund;
(ii) purchase or sell real estate - or interest therein - and real estate mortgage loans, but the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts or real estate funds) that invest in real estate or interests therein.
(iii) borrow money in amounts exceeding 10% of the fund's total assets (including the amount borrowed), taken at market value;
(iv) pledge its assets or encumber them with third party rights in amounts exceeding 10% of the total assets of the respective fund, taken at market value.
(v)      purchase securities on credit or effect short sales; or
(vi)     redeem its fund shares in exchange for non-cash payments; or
(vii) invest in interests in oil, gas or other mineral exploration or development programs.

         Further, as long as the fund is registered in Switzerland it may not without prior approval of the shareholders:
(a) purchase gold or silver bullion, coins or other precious metals or purchase or sell futures contracts or options on any such precious metals;
(b) invest more than 10% of its total assets in the securities of any one issuer, provided that this restriction does not apply to cash items or securities issued by the U.S. government, or
(c) write (sell) uncovered calls or puts or purchase calls, puts, straddles, spreads or any combination of these financial instruments in an amount exceeding 5% of the fund's assets; or
(d) invest more than 5% of the total assets in financial instruments that are used for non-hedging purposes and which have a leverage effect.
         If the laws applicable to the fund change in Germany, Austria or Switzerland, the Board of Trustees has the right to adapt the above mentioned investment restrictions in connection with the registration of the fund in these countries without approval of the shareholders in accordance with the changes in law.


PIONEER INTERNATIONAL GROWTH FUND
         The fundamental investment restrictions set forth below apply to the Pioneer Gold Shares. These restrictions of the fund may not be changed without the affirmative vote of the holders of a majority of the fund's outstanding shares.
For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

 (i) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

(ii) more than 50% of the outstanding shares of the fund.

         Pursuant to these restrictions, the fund may not:
(1)      issue senior securities, except as permitted by paragraphs (2), (6) and
         (7) below. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts or options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements and reverse repurchase agreements (repurchase agreements on securities initiated by the lender) entered into in accordance with the fund's investment policy, and the pledge, the granting of restricted liens on property, or the encumbrance of the fund's assets with third party rights within the meaning of paragraph (3) below are not deemed to be senior securities.
(2) borrow money, except from banks as a temporary measure for extraordinary emergency purposes and except pursuant to reverse repurchase agreements and then only in amounts not to exceed 33 1/3% of the fund's total assets (including the amount borrowed) taken at market value. The fund will not use leverage to attempt to increase its income. The fund will not purchase securities while outstanding borrowings exceed 5% of the fund's total assets.
(3) pledge, grant restricted liens on property or encumbrance its assets with third party rights, except to secure indebtedness permitted by paragraph (2) above and then only if such pledging, granting of restricted liens on property or encumbrance with third party rights does not exceed 33 1/3% of the fund's total assets taken at market value.
(4) act as issuing bank, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an distribution agent for the purposes of the Securities Act of 1933.
(5) purchase or sell real estate, interests in real estate, or mortgage loans, but the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships) that invest in real estate or interests therein.
(6) make loans, but the fund may lend portfolio securities in accordance with the fund's investment policies, it may purchase or invest in repurchase agreements, bank certificates of deposit, a portion of an issue of publicly distributed bonds, bank loan participation agreements, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.
(7) invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency contracts, securities index put and call warrants and repurchase agreements entered into in accordance with the fund's investment policies.
(8) with respect to 75% of its total assets, purchase securities of one issuer (other than the U.S. government, its agencies or authorities), if
(a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or
(b) such purchase would result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

         As long as the fund is registered in Germany, Austria, or Switzerland, the fund may not without prior approval of its shareholders:
(i) invest in shares of other U.S. American or non-U.S. American investment companies or investment funds, except in connection with a plan of merger or consolidation in the limits of which they purchase substantially all the assets of the other investment company or investment fund;
(ii) purchase or sell real estate - or interest therein - and real estate mortgage loans, but the fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts or real estate funds) that invest in real estate or interests therein.
(iii) borrow money in amounts exceeding 10% of the fund's total assets (including the amount borrowed), taken at market value;
(iv) pledge its assets or encumber them with third party rights in amounts exceeding 10% of the total assets of the respective fund, taken at market value.
(v)      purchase securities on credit or effect short sales; or
(vi)     redeem its fund shares in exchange for non-cash payments; or

         It is part of the fundamental policy of the fund not to concentrate all of its investments only in securities of companies in any particular industry. According to current SEC pronouncements there will be a concentration of investment in one particular industry if such investments aggregate 25% or more of the fund's total assets. The fund's policy does not apply to investments in securities issued by the government of the United States.

II. INVESTMENT TRANSACTIONS AND INVESTMENT RISKS

         THE FOLLOWING INVESTMENT TRANSACTIONS AND ITS RELATED RISKS WILL BE ACCEPTED BY ALL PIONEER FUNDS, UNLESS EXPRESSLY STATED OTHERWISE.

RESTRICTED MARKETABLE AND ILLIQUID SECURITIES
         The funds will not invest more than 15% of its net assets in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended ("Securities Act of 1933"); are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements and are determined to be liquid by Pioneer. Pioneer determines the liquidity of Rule 144A and other restricted marketable securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors Pioneer's application of these guidelines and procedures. The inability of the fund to dispose of illiquid investments readily or at reasonable prices could impair the fund's ability to raise cash for redemptions or other purposes.

INVESTMENT IN DEBT SECURITIES
DEBT SECURITIES SELECTION
         In selecting fixed income securities for the funds, Pioneer gives primary consideration to the fund's investment objective, the attractiveness of the market for debt securities given Pioneer's outlook for the equity markets and the funds' liquidity requirements. Once Pioneer determines to allocate a portion of the funds' assets to debt securities, Pioneer regularly focuses on short-term financial instruments to provide liquidity and may invest in a range of fixed income securities if the funds are investing in such instruments for income or capital gains. Pioneer selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES
         The funds may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase.

DEBT SECURITIES RATING CRITERIA
         Investment grade debt securities which are recommended for investment are those rated "BBB" or higher by Standard & Poor's Ratings Group ("Standard & Poor's), or the equivalent rating of other national statistical rating organizations. Debt securities rated "BBB" are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies.
         Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other national statistical rating organizations. In general, the funds may only invest in debt securities rated "C" the least.
         Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments.
         The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their interest payment obligations or to repay their debts upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund's net value to the extent that the fund invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery in payment of principal or interest on its portfolio holdings.
         The secondary market for junk bond securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the fund's net asset value.
         Since investors generally perceive that there are greater risks associated with debt securities of medium to low quality of the type in which the fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
         Medium to low rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, medium to low rated securities generally involve greater risks of loss of income and principal than higher rated securities. Pioneer will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.
         The prices of all debt securities generally fluctuate in connection with the amounts of interest rates. Offer and demand of similar valued securities represent another circumstance leading to price fluctuations of debt securities. Price fluctuations upon purchase of portfolio securities have no impact on cash income from these securities, but are reflected in the net asset value of the fund.

RISKS OF NON-U.S. INVESTMENTS
         For any Pioneer Fund applies:
         To the extent that the fund invests in the securities of non-U.S. issueres, those investments involve considerations and risks not typically associated with investments in securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and growing economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, as well as the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) negative economic, political and social factors; and (iii) unfavorable foreign exchange conditions, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of the fund's investments in such countries. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

NON-U.S. SECURITIES MARKETS AND REGULATIONS
         There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies frequently are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging markets, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by Pioneer to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund's operations require cash, such as in order to meet redemptions and to pay its expenses.

ECONOMIC, POLITICAL AND SOCIAL FACTORS
         Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvements in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.
         Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

         Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

CURRENCY RISKS
         The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund's investment performance may be negatively affected by a devaluation of a currency in which the fund's investments are quoted or denominated. Further, the fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

CUSTODIAN SERVICES AND RELATED INVESTMENT COSTS
         Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to a subsequent decline in value of the portfolio security or could result in possible liability to the fund. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the fund against loss or theft of its assets.

WITHHOLDING AND OTHER TAXES
         The fund will be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain non-U.S. countries with respect to the fund's investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

ECONOMIC MONETARY UNION (EMU)
         On January 1, 1999, 11 European countries adopted a single currency - the Euro. The conversion to the Euro is being phased in over a three-year period. During this time, valuation, systems and other operational problems may occur in connection with the fund's investments quoted in the Euro. For participating countries, EMU will mean sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions will remain in the hands of each participating country but will be subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the Euro zone.
         EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets.

REPURCHASE AGREEMENTS
         The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund's purchase price, with the difference being income to the fund. The Board of Trustees reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund's custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the security, the fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
         The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralised by segregated liquid assets.

PORTFOLIO TURNOVER
         It is the policy of the funds not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund.

FOREIGN CURRENCY TRANSACTIONS
         For any Pioneer Fund, except the Pioneer Equity-Income Fund applies:
         The fund may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The fund also has authority to enter into forward foreign currency exchange contracts involving currencies of the different countries in which the fund invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
         Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the fund, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the fund will be engaged in hedging activities when adverse exchange rate movements occur. The fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Pioneer.
         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.
         The cost to the fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The fund may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the fund's foreign assets.
         While the fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. While the fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the fund. Such imperfect correlation may cause the fund to sustain losses which will prevent the fund from achieving a complete hedge or expose the fund to risk of foreign exchange loss.
         Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.
         If the fund enters into a forward contract to purchase foreign currency, the custodian or Pioneer will segregate liquid assets. See "Asset Segregation".

OPTIONS ON FOREIGN CURRENCIES
         The fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the fund may purchase put options on the foreign currency. If the value of the currency declines, the fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the fund's securities quoted or denominated in that currency. Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the fund to purchase currency for a fixed amount of dollar which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the fund intends to acquire. As in the case of other types of options transactions, however, the benefit the fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.
         The fund may also write options on foreign currencies for hedging purposes. For example, if the fund anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the fund.
         Similarly, the fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
         A call option written on foreign currency by the fund is "covered" if the fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the fund in cash or liquid securities. See "Asset Segregation".
         The fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded option position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
         The fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the fund.

OPTIONS ON SECURITIES AND SECURITIES INDICES
         The fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

WRITING CALL AND PUT OPTIONS ON SECURITIES
         A call option written by the fund obligates the fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the fund are covered, which means that the fund will own the securities subject to the options as long as the options are outstanding, or the fund will use the other methods described below. The fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the fund may forego the opportunity to profit from an increase in the market price of the underlying security.
         A put option written by the fund would obligate the fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the fund would be covered, which means that the fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the fund. However, in return for the option premium, the fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
         Call and put options written by the fund will also be considered to be covered to the extent that the fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the fund's net exposure on its written option position.

WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES
         The fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. The fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio., The fund may cover call and put options on a securities index by segregated assets with a value equal to the exercise price.

PURCHASING CALL AND PUT OPTIONS
         The fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the call option.

         The fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the fund's securities. Put options may also be purchased by the fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
         The fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions".

RISKS OF TRADING OPTIONS
         There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
         The fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
         Transactions by the fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Pioneer. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on Pioneer's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.
         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets. In addition to the risks of imperfect correlation between the fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
         To hedge against changes in securities prices or currency exchange rates or to seek to increase total return, the funds may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The funds may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

FUTURES CONTRACTS
         A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
         When interest rates are rising or securities prices are falling, the fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The fund can purchase futures contracts on a foreign currency to establish the price in the U.S. dollars of a security denominated in such currency that the fund has acquired or expects to acquire.
         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

HEDGING STRATEGIES
         Hedging, by use of futures contracts, seek to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the fund owns or proposes to acquire. The fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, the fund may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Pioneer, there is a sufficient degree of correlation between price trends for the fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the fund's portfolio may be more or less volatile than prices of such futures contracts, Pioneer will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differences by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of he futures position.
         On other occasions, the fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the fund anticipated the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

OPTIONS ON FUTURES CONTRACTS
         The acquisition of put and call options on futures contracts will give the fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the fund's assets. By writing a call option, the fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the fund intends to purchase. However, the fund becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The fund will incur transaction costs in connection with the writing of options on futures.
         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

OTHER CONSIDERATIONS
         The fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which the fund expects to purchase. Except as stated below, the fund's futures transactions will be entered into for traditional hedging purposes - i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets quoted or denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.
         As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the fund's total assets. The fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.
         Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the fund to purchase securities or currencies, require the fund to segregate assets to cover such contracts and options.
         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities in differing degrees.

WARRANTS
         The fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant expires worthless if it is not exercised on or prior to its expiration date. Although there are no formal restrictions with respect to a certain percentage for the fund, it is unlikely that Pioneer will invest more than 5% of the fund's net assets.

PREFERRED SHARES
         The fund may invest in preferred shares of beneficial interest of trust instruments. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the fund's fixed income securities.

LENDING OF PORTFOLIO SECURITIES
         The fund may lend portfolio securities to member firms of the New York Stock Exchange (the "Exchange") under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation consent on a material matter affecting the investment.
         As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The fund will lend portfolio securities only to firms that have been approved in advance by the Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of securities loaned exceed 30% of the value of the fund's total assets.


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PART C - CONTRACTUAL PROVISIONS
         The legal relationship between the investor and the Pioneer Funds is governed by the following contractual provisions representing a non-concluding summary of the provisions from the Declarations of Trust, Articles of Association and the Statements of Additional Information. The full German versions of the aforementioned contract documents are obtainable from the representatives..

I.       GENERAL INFORMATION
1.1 All shares in the Pioneer Funds represent equal property rights without there being shares with preferred rights. The number of shares is unlimited.
1.2 The sales contract comes into effect once a proper purchase order together with the purchase price has been received by the transfer agent in the currency of the United States of America and the respective Pioneer Fund has not immediately rejected the purchase order.
1.3 Immediately after the sales contract has come into effect, the transfer agent opens a fund account for the buyer in which, among others, the number of shares he has purchased is placed. The buyer accordingly receives confirmation of such and, on request, a certificate. The fund reserves the right to charge a fee for the issuance of certificates. Only after having taken out an insurance negotiated by the Pioneer Funds lost certificates may be replaced.
1.4 One copy each of the Declarations of Trust of the Pioneer Funds has been submitted to the Ministry of the Interior of Delaware or with regard to Pioneer International Growth Fund to the Ministry of the Interior of Massachusetts respectively. Express indication is given hereby that the present prospectus is issued solely in the name of the Pioneer Funds and that any obligations which may arise in connection with or from this prospectus are not binding for the individual trustees or shareholders of the Pioneer Funds, but may only be asserted against the assets of the Pioneer Funds.

II.      OFFERING PRICE
2.1 The offering price of a share is computed from the net asset value of the respective Pioneer fund divided by the number of outstanding shares of the respective Pioneer fund plus an initial sales charge graduated according to the amount of the investment.
2.2 Buyers purchasing shares to a value of at least USD 50,000 within a period of 13 months and holding such shares for at least one day during this period and providing a corresponding letter of intention become eligible for a reduced sales charge on the total investment.
2.3 The reduced sales charge also applies to further purchases of shares if all shares owned by a buyer, plus the newly subscribed shares, have an aggregate value of USD 50,000 or more.

III.     RIGHT OF FREE DISPOSAL IN THE EVENT OF DEATH
         In the event of death, the Pioneer Funds may demand presentation of a certificate of inheritance, letters testamentary or other documents required for this purpose. The Pioneer Funds may forgo presentation of a certificate of inheritance or letters testamentary if a duplicate or a certified copy of the testamentary disposition (testament, contract of inheritance) is presented together with the appropriate minutes of opening. The funds are authorized to regard as beneficiary the heir designated therein or the executor of the will, to grant him right of free disposal and, in particular, to make payment to him with discharging effect.
         This shall not apply if the Pioneer Funds have knowledge that the person designated therein does not have right of free disposal, or if this has not come to their knowledge as a result of negligence.


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IV.      TRUSTEES AND MANAGEMENT
4.1 The trustees are elected either by the other trustees or by the shareholders. The number of trustees is determined by the trustees. There must be at least three trustees.
4.2 The management of the Pioneer Funds is entrusted to the trustees who have the right to appoint a management company for this purpose. They are owners and bearers of all the assets of the Pioneer Funds. They hold these assets in trust for the shareholders proportionate to the number of shares they hold.

V. SHAREHOLDERS' MEETINGS
         Shareholders' meetings may be convened from time to time by the trustees or shareholders holding at least 10% of the shares.

VI. REPURCHASE OF SHARES
         The Pioneer Funds have an obligation to repurchase shares at their net asset value. In order to do so, certain formalities defined by the trustees must be observed. The obligation to repurchase may be suspended if the New York Stock Exchange is closed for business or if, under certain circumstances, the U.S. Securities and Exchange Commission so permits.

VII.     LIABILITY OF TRUSTEES
         The trustees shall only be held liable in the event of gross negligence and intention. They are not liable for the actions of other trustees. They shall not be held personally liable for legal transactions executed in the name of the funds.

VIII. INDEMNIFICATION OF SHAREHOLDERS FOR THIRD PARTY CLAIMS
8.1 Should a shareholder be held personally liable only because of being shareholder and the claim has been filed not because of misconduct on his part, he may demand indemnification from the Pioneer fund involved for all expenses and costs he may incur as a consequence thereof.

8.2 Should third party claims be filed against a Pioneer fund, these shall apply only to that Pioneer fund itself and not to its shareholders, trustees, representatives, officers or directors.

IX. SAVINGS PLANS
         Should the Pioneer Funds offer savings plans, initial sales charges shall only be payable on the actual investment.
         A preliminary charge of costs as contemplated by ss.2 Clause 4c of the Foreign Investment Act shall under no circumstances be imposed.

X. APPLICABLE LAW
         The Declarations of Trust have been drawn up in accordance with the Laws of the Commonwealth of Massachusetts (USA) or those of Delaware
(USA)respectively. The laws of these states govern the legal relationship between the shareholders and the Pioneer Funds.

XI. TERMINATION OF THE PIONEER FUNDS
         The Pioneer Funds have been formed for an indefinite period. They may be terminated at any time either by the trustees or by a majority of two thirds of shareholder votes.
         The liquidation proceeds must be distributed to the shareholders in the ratio of the shares they hold once all liabilities have been met.


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AUDIT CERTIFICATE OF THE PROSPECTUS EXAMINATION PERFORMED BY THE REPRESENTATIVE,
BANK AUSTRIA AKTIENGESELLSCHAFT:
         In accordance with the provisions ofss.26 of the Investment Fund Act, Bank Austria Aktiengesellschaft, as representative and examiner of the prospectus, hereby confirms that the present prospectus has been examined and approved as being correct and complete.
         Bank Austria Aktiengesellschaft.